Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2010	Jun. 30, 2010	Feb. 16, 2011 Class A [Member]	Feb. 16, 2011 Class B [Member]
Document Type	10-K
Amendment Flag	false
Document Period End Date	Dec 31, 2010
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Trading Symbol	FII
Entity Registrant Name	FEDERATED INVESTORS INC /PA/
Entity Central Index Key	0001056288
Current Fiscal Year End Date	--12-31
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding			9,000	104,037,459
Entity Well-known Seasoned Issuer	Yes
Entity Public Float		$ 1,800,000,000
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No

Consolidated Balance Sheets (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Current Assets
Cash and cash equivalents	$ 198,756	$ 90,452
Investments	134,885	31,538
Receivables-affiliates	11,651	11,490
Receivables-other, net of reserve of $60 and $200, respectively	9,577	8,144
Prepaid expenses	15,861	27,090
Current deferred tax asset, net	1,129	11,166
Other current assets	1,311	4,907
Total current assets	373,170	184,787
Long-Term Assets
Goodwill	635,313	581,673
Renewable investment advisory rights	64,500	37,800
Other intangible assets, net of accumulated amortization of $112,502 and $107,642, respectively	21,012	43,523
Deferred sales commissions, net of accumulated amortization of $57,480 and $50,018, respectively	10,317	15,318
Property and equipment, net of accumulated depreciation of $41,981 and $35,541, respectively	38,516	40,027
Other long-term assets	10,676	9,305
Total long-term assets	780,334	727,646
Total assets	1,153,504	912,433
Current Liabilities
Short-term debt-recourse	42,500	21,000
Accounts payable and accrued expenses	86,191	50,404
Accrued compensation and benefits	61,129	64,387
Other current liabilities	24,532	61,207
Total current liabilities	214,352	196,998
Long-Term Liabilities
Long-term debt-recourse	361,250	105,000
Long-term debt-nonrecourse	4,436	13,556
Long-term deferred tax liability, net	51,380	39,234
Other long-term liabilities	28,371	14,917
Total long-term liabilities	445,437	172,707
Total liabilities	659,789	369,705
Commitments and contingencies (Note (22))
TEMPORARY EQUITY
Redeemable noncontrolling interest in subsidiaries	1,543	13,913
PERMANENT EQUITY
Additional paid-in capital from treasury stock transactions	135	0
Retained earnings	1,036,571	1,105,073
Treasury stock, at cost, 25,841,365 and 26,571,219 shares Class B common stock, respectively	(778,609)	(795,389)
Accumulated other comprehensive (loss) income, net of tax	(3,695)	1,514
Total Federated Investors shareholders' equity	491,799	528,207
Nonredeemable noncontrolling interest in subsidiary	373	608
Total permanent equity	492,172	528,815
Total liabilities, temporary equity and permanent equity	1,153,504	912,433
Class A [Member]
PERMANENT EQUITY
Common stock	189	189
Class B [Member]
PERMANENT EQUITY
Common stock	$ 237,208	$ 216,820

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data	Dec. 31, 2010	Dec. 31, 2009
Receivables - other, reserve	$ 60	$ 200
Other intangible assets, accumulated amortization	112,502	107,642
Deferred sales commissions, accumulated amortization	57,480	50,018
Property and equipment, accumulated depreciation	$ 41,981	$ 35,541
Treasury stock, shares	25,841,365	26,571,219
Class A [Member]
Common stock, par value	$ 0	$ 0
Common stock, shares authorized	20,000	20,000
Common stock, shares issued	9,000	9,000
Common stock, shares outstanding	9,000	9,000
Class B [Member]
Common stock, par value	$ 0	$ 0
Common stock, shares authorized	900,000,000	900,000,000
Common stock, shares issued	129,505,456	129,505,456

Consolidated Statements of Income (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenue
Investment advisory fees, net-affiliates	$ 579,159	$ 691,170	$ 711,914
Investment advisory fees, net-other	60,245	58,653	63,467
Administrative service fees, net-affiliates	215,643	261,610	218,735
Other service fees, net-affiliates	82,476	148,586	213,914
Other service fees, net-other	11,559	10,413	7,413
Other, net	2,861	5,518	8,237
Total revenue	951,943	1,175,950	1,223,680
Operating Expenses
Distribution	259,210	410,019	442,228
Compensation and related	242,853	254,428	237,186
Office and occupancy	22,958	24,509	24,342
Systems and communications	22,828	23,470	21,737
Professional service fees	18,980	38,133	40,301
Travel and related	11,461	11,374	14,048
Advertising and promotional	10,110	11,085	14,819
Amortization of deferred sales commissions	12,197	18,462	31,376
Intangible asset amortization and impairment	22,511	32,574	18,388
Other	19,044	22,669	18,080
Total operating expenses	642,152	846,723	862,505
Operating income	309,791	329,227	361,175
Nonoperating Income (Expenses)
Gain (loss) on securities, net	3,542	2,271	(3,242)
Investment income, net	3,330	1,037	4,492
Debt expense-recourse	(15,049)	(4,345)	(2,425)
Debt expense-nonrecourse	(475)	(1,366)	(2,750)
Other, net	(19)	(6)	(457)
Total nonoperating expenses, net	(8,671)	(2,409)	(4,382)
Income from continuing operations before income taxes	301,120	326,818	356,793
Income tax provision	111,957	118,278	128,168
Income from continuing operations including noncontrolling interest in subsidiaries	189,163	208,540	228,625
Discontinued operations, net of tax	0	0	2,808
Net income including noncontrolling interest in subsidiaries	189,163	208,540	231,433
Less: Net income attributable to the noncontrolling interest in subsidiaries	10,049	11,248	7,116
Net income	179,114	197,292	224,317
Amounts attributable to Federated Investors, Inc.
Income from continuing operations	179,114	197,292	221,509
Discontinued operations, net of tax	0	0	2,808
Net income	$ 179,114	$ 197,292	$ 224,317
Earnings Per Share-Basic
Income from continuing operations	$ 1.73	$ 1.93	$ 2.17
Income from discontinued operations	$ 0	$ 0	$ 0.03
Net income	$ 1.73	$ 1.93	$ 2.2
Earnings Per Share-Diluted
Income from continuing operations	$ 1.73	$ 1.92	$ 2.15
Income from discontinued operations	$ 0	$ 0	$ 0.03
Net income	$ 1.73	$ 1.92	$ 2.18
Cash dividends per share	$ 2.22	$ 0.96	$ 3.69

Consolidated Statements of Changes in Equity (USD $) In Thousands, except Share data	Class A [Member]	Class B [Member]	Treasury [Member]	Common Stock [Member]	Additional Paid-in Capital from Treasury Stock Transactions [Member]	Retained Earnings [Member]	Treasury Stock [Member]	Accumulated Other Comprehensive (Loss) Income, Net of Tax [Member]	Total Shareholder's Equity [Member]	Nonredeemable Noncontrolling Interest in Subsidiary [Member]	Redeemable Noncontrolling Interest in Subsidiaries/ Temporary Equity [Member]	Total
Balance at Dec. 31, 2007				$ 176,889	$ 679	$ 1,189,516	$ (793,948)	$ 879	$ 574,015	$ 333	$ 3,239	$ 574,348
Balance, shares at Dec. 31, 2007	9,000	101,749,570	27,755,886
Net income	0	0	0	0	0	224,317	0	0	224,317	7,412	(296)	231,729
Other comprehensive income, net of tax:
Unrealized gain (loss) on securities available for sale, net of reclassification adjustment	0	0	0	0	0	189	0	(485)	(296)	0	0	(296)
Foreign currency translation gain (loss)	0	0	0	0	0	0	0	(97)	(97)	0	0	(97)
Comprehensive income									223,924	7,412		231,336
Subscriptions - redeemable noncontrolling interest holders	0	0	0	0	0	0	0	0	0	0	941	0
Deconsolidation	0	0	0	0	0	0	0	0	0	0	(2,772)	0
Stock award activity				13,456	(920)	(11,041)	13,573	0	15,068	0	0	15,068
Stock award activity, shares	0	758,551	(758,551)
Dividends declared/Distributions to noncontrolling interest in subsidiaries	0	0	0	0	0	(373,753)	0	0	(373,753)	(7,328)	(333)	(381,081)
Exercise of stock options				8,285	241	(300)	18,040	0	26,266	0	0	26,266
Exercise of stock options, shares	0	1,052,343	(1,052,343)
Purchase of treasury stock				0	0	0	(42,146)	0	(42,146)	0	0	(42,146)
Purchase of treasury stock, shares	0	(1,297,720)	1,297,720
Balance at Dec. 31, 2008				198,630	0	1,028,928	(804,481)	297	423,374	417	779	423,791
Balance, shares at Dec. 31, 2008	9,000	102,262,744	27,242,712
Net income	0	0	0	0	0	197,292	0	0	197,292	9,473	1,775	206,765
Other comprehensive income, net of tax:
Unrealized gain (loss) on securities available for sale, net of reclassification adjustment	0	0	0	0	0	(132)	0	734	602	0	0	602
Foreign currency translation gain (loss)	0	0	0	0	0	0	0	483	483	0	50	483
Comprehensive income									198,377	9,473		207,850
Subscriptions - redeemable noncontrolling interest holders	0	0	0	0	0	0	0	0	0	0	11,940	0
Deconsolidation	0	0	0	0	0	0	0	0	0	0	(423)	0
Stock award activity				17,772	(149)	(20,652)	22,754	0	19,725	0	0	19,725
Stock award activity, shares	0	1,155,136	(1,155,136)
Dividends declared/Distributions to noncontrolling interest in subsidiaries	0	0	0	0	0	(98,230)	0	0	(98,230)	(9,282)	(208)	(107,512)
Exercise of stock options				607	149	(2,133)	6,440	0	5,063	0	0	5,063
Exercise of stock options, shares	0	345,275	(345,275)
Purchase of treasury stock				0	0	0	(20,102)	0	(20,102)	0	0	(20,102)
Purchase of treasury stock, shares	0	(828,918)	828,918
Balance at Dec. 31, 2009				217,009	0	1,105,073	(795,389)	1,514	528,207	608	13,913	528,815
Balance, shares at Dec. 31, 2009	9,000	102,934,237	26,571,219
Net income	0	0	0	0	0	179,114	0	0	179,114	8,823	1,226	187,937
Other comprehensive income, net of tax:
Unrealized gain (loss) on securities available for sale, net of reclassification adjustment	0	0	0	0	0	42	0	2,840	2,882	0	0	2,882
Unrealized loss on interest rate swap, net of reclassification adjustment	0	0	0	0	0	0	0	(7,627)	(7,627)	0	0	(7,627)
Foreign currency translation gain (loss)	0	0	0	0	0	0	0	(422)	(422)	0	(48)	(422)
Comprehensive income									173,947	8,823		182,770
Subscriptions - redeemable noncontrolling interest holders	0	0	0	0	0	0	0	0	0	0	10,074	0
Deconsolidation	0	0	0	0	0	0	0	0	0	0	(21,334)	0
Stock award activity				20,118	0	(19,096)	20,883	0	21,905	0	0	21,905
Stock award activity, shares	0	903,379	(903,379)
Dividends declared/Distributions to noncontrolling interest in subsidiaries	0	0	0	0	0	(228,084)	0	0	(228,084)	(9,058)	(2,288)	(237,142)
Exercise of stock options				270	135	(478)	10,146	0	10,073	0	0	10,073
Exercise of stock options, shares	0	486,150	(486,150)
Purchase of treasury stock				0	0	0	(14,249)	0	(14,249)	0	0	(14,249)
Purchase of treasury stock, shares	0	(659,675)	659,675
Balance at Dec. 31, 2010				$ 237,397	$ 135	$ 1,036,571	$ (778,609)	$ (3,695)	$ 491,799	$ 373	$ 1,543	$ 492,172
Balance, shares at Dec. 31, 2010	9,000	103,664,091	25,841,365

Consolidated Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating Activities
Net income including noncontrolling interest in subsidiaries	$ 189,163	$ 208,540	$ 231,433
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities
Depreciation and other amortization	21,075	23,751	24,509
Amortization of deferred sales commissions	12,197	18,462	31,376
Impairment of assets	10,191	21,663	541
Provision for deferred income taxes	24,213	5,250	987
Share-based compensation expense	19,124	18,775	15,062
Net purchases of trading securities	(25,803)	(13,629)	(4,324)
Gain on disposal of assets	(2,584)	(47)	(4,059)
Excess tax benefits from share-based compensation	(3,005)	(1,259)	(6,734)
Tax benefit (detriment) from share-based compensation	1,830	(41)	8,576
Deferred sales commissions paid	(10,638)	(11,949)	(11,114)
Contingent deferred sales charges received	2,275	3,399	8,080
Proceeds from sale of certain B-share related future revenue	1,223	5,296	5,878
Other changes in assets and liabilities:
(Increase) decrease in receivables, net	(2,408)	13,932	2,979
Decrease (increase) in prepaid expenses and other assets	11,391	(15,481)	4,382
Decrease in accounts payable and accrued expenses	(14,249)	(10,800)	(5,180)
(Decrease) increase in income taxes payable	(1,086)	1,007	429
(Decrease) increase in other liabilities	(16,962)	7,720	8,134
Net cash provided by operating activities	215,947	274,589	310,955
Investing Activities
Cash paid for business acquisitions	(49,561)	(24,332)	(133,863)
Cash paid for purchased loans	(47,178)	0	0
Proceeds from sale of purchased loans	1,044	0	0
Purchases of securities available for sale	(99,284)	(1,388)	(16)
Proceeds from redemptions of securities available for sale	55,121	363	11,036
Cash paid for property and equipment	(7,870)	(26,210)	(10,307)
Proceeds from disposal of property and equipment	3,298	0	4,800
Net cash used by investing activities	(144,430)	(51,567)	(128,350)
Financing Activities
Dividends paid	(228,651)	(98,499)	(375,651)
Purchases of treasury stock	(13,462)	(20,102)	(42,146)
Distributions to noncontrolling interest in subsidiaries	(11,347)	(9,490)	(7,649)
Contributions from noncontrolling interest in subsidiaries	10,074	11,521	502
Proceeds from shareholders for share-based compensation	11,590	6,409	19,592
Excess tax benefits from share-based compensation	3,005	1,259	6,734
Proceeds from new borrowings-recourse	407,000	54,800	262,400
Payments on debt-recourse	(129,250)	(105,871)	(85,489)
Payments on debt-nonrecourse	(9,577)	(19,198)	(37,100)
Other financing activities	(2,595)	1,163	1,290
Net cash provided (used) by financing activities	36,787	(178,008)	(257,517)
Net increase (decrease) in cash and cash equivalents	108,304	45,014	(74,912)
Cash and cash equivalents, beginning of year	90,452	45,438	120,350
Cash and cash equivalents, end of year	198,756	90,452	45,438
Supplemental Disclosure of Cash Flow Information
Income taxes	77,072	126,837	117,448
Interest	$ 12,941	$ 4,351	$ 1,232

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

(1) Summary of Significant Accounting Policies

(a) Nature of Operations

Federated Investors, Inc. and its subsidiaries (collectively, Federated) provide investment advisory, administrative, distribution and other services primarily to Federated mutual funds and Separate Accounts (which include separately managed accounts, institutional accounts, sub-advised funds and other managed products) in both domestic and international markets. For presentation purposes in the Consolidated Financial Statements, the Federated-sponsored mutual funds are considered to be affiliates of Federated.

The majority of Federated's revenue is derived from investment advisory services provided to Federated mutual funds and Separate Accounts through various subsidiaries pursuant to investment advisory contracts. These subsidiaries are registered as investment advisers under the Investment Advisers Act of 1940 and with certain states.

Federated mutual funds are distributed by a wholly owned subsidiary, which is a registered broker/dealer under the Securities Exchange Act of 1934 and under applicable state laws. Federated's investment products are primarily distributed within the wealth management and trust, broker/dealer and global institutional markets.

(b) Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). In preparing the financial statements, management is required to make estimates and assumptions that affect the amounts reported in the Consolidated Financial Statements and accompanying notes. Actual results may differ from those estimates, and such differences may be material to the Consolidated Financial Statements.

(c) Reclassification of Prior Period Financial Statements

Certain items previously reported have been reclassified to conform with the current year's presentation.

(d) Principles of Consolidation

The Consolidated Financial Statements include the accounts of Federated Investors, Inc. and entities or sponsored products in which Federated holds a controlling financial interest. A controlling financial interest is determined by the extent of Federated's (1) decision-making ability through voting interests, (2) decision-making ability and rights/obligations to benefits/losses through variable interest or (3) participation in the economic risks and rewards of the entity through variable interests. To the extent Federated's controlling financial interest in a consolidated subsidiary represents less than 100% of the subsidiary's equity, Federated recognizes noncontrolling interests in subsidiaries. In the case of consolidated sponsored products (see Note (6)(b)), the noncontrolling interests represent equity which is redeemable or convertible for cash or other assets at the option of the equity holder. As such, these noncontrolling interests are deemed to represent temporary equity and are classified as redeemable noncontrolling interests in subsidiaries in the mezzanine section of the Consolidated Balance Sheets. All other noncontrolling interests in subsidiaries are classified as permanent equity. All significant intercompany accounts and transactions have been eliminated.

Beginning on January 1, 2010, Federated adopted the provisions of the Financial Accounting Standards Board's (FASB) new consolidation model for variable interest entities (VIEs). As a result, Federated applies two different approaches to consider VIEs for possible consolidation. For non-investment fund entities, Federated considers a qualitative model for identifying whether its interest in a VIE is a controlling financial interest. The qualitative model considers whether Federated has: (1) the ability to direct significant activities of the VIE, and (2) the obligation to absorb losses of and/or to provide rights to receive benefits from the VIE that could potentially be significant to the VIE. Federated reevaluates the need for consolidation under this qualitative approach on an ongoing basis.

For Federated's interests in certain investment funds that meet the definition of VIEs, Federated evaluates the extent of Federated's participation in the economic risks and rewards of the entity based on a quantitative model to determine whether consolidation is necessary. In cases where the results of the quantitative model indicate that Federated's interest in such an entity absorbs the majority of the variability in the entity's net assets, Federated is deemed to be the primary beneficiary and thus consolidates the entity.

The equity method of accounting is used to account for investments in entities in which Federated's equity investment gives it the ability to exercise significant influence over the operating and financial policies of the investee. Equity investments are carried at Federated's share of net assets and are included in either Investments or Other long-term assets on the Consolidated Balance Sheets dependent upon management's ability and intent to sell the investment. The proportionate share of income or loss is included in Nonoperating income (expenses) – other, net in the Consolidated Statements of Income.

(e) Business Combinations

Beginning in 2009, business combinations are accounted for under the acquisition method of accounting. Results of operations of an acquired business are included from the date of acquisition. Management estimates the fair value of the acquired assets, including identifiable intangible assets, and assumed liabilities based on their estimated fair values as of the date of acquisition. Any excess fair value of the acquired net assets over the acquisition-date fair value of the consideration transferred, including the fair value of any contingent consideration, is recorded as Goodwill on the Consolidated Balance Sheets. The fair value of contingent consideration is recorded as a liability in Other current liabilities and Other long-term liabilities on the Consolidated Balance Sheets as of the acquisition date. This liability is remeasured at fair value each period end with changes in fair value recognized in the Consolidated Statements of Income. For a discussion regarding the approach used to estimate the fair value of the liability, see Note (7)(a).

(f) Cash and Cash Equivalents

Cash and cash equivalents include money market accounts and deposits with banks.

(g) Investments

Investments include trading and available-for-sale securities held by Federated. Federated's trading securities primarily represent investments in stocks of large- and mid-cap U.S. and international companies and domestic and foreign debt instruments held by certain sponsored equity and fixed-income products which are consolidated by Federated as a result of Federated's relationship as the primary beneficiary of the product (see Note (6)). Trading securities are carried at fair value based on quoted market prices. Federated's trading securities held at December 31, 2010 and 2009 are classified as current and are included in Investments on the Consolidated Balance Sheets. Changes in the fair values of trading securities are recognized in Gain (loss) on securities, net in the Consolidated Statements of Income. Federated's available-for-sale securities include investments in fluctuating-value mutual funds and asset-backed securities. These investments are carried at fair value based on quoted market prices or, in the absence of quoted market prices, discounted cash flows. These investments may be classified as current or long-term assets and are included in Investments or Other long-term assets, respectively, on the Consolidated Balance Sheets based on management's ability or intention to sell the investment. The unrealized gains or losses on securities available-for-sale are included net of tax in Accumulated other comprehensive (loss) income, net of tax on the Consolidated Balance Sheets. Realized gains and losses on these securities are computed on a specific-identification basis and recognized in Gain (loss) on securities, net in the Consolidated Statements of Income. There were no material investments classified as long-term assets at December 31, 2010 or 2009.

Investments are generally carried at fair value based on quoted market prices in active markets for identical instruments. If quoted market prices are not available, fair value is generally based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. In the absence of observable market data inputs and/or value drivers, internally generated valuation techniques may be utilized in which one or more significant inputs or significant value drivers are unobservable in the market place. On a periodic basis, management evaluates the carrying value of investments for impairment. With respect to its investments in fluctuating-value mutual funds, management considers various criteria, including the duration and extent of a decline in fair value, the ability and intent of management to retain the investment for a period of time sufficient to allow the value to recover and the financial condition and near-term prospects of the fund and the underlying investments of the fund, to determine whether a decline in fair value is other than temporary. If, after considering these criteria, management believes that a decline is other than temporary, the carrying value of the security is written down to fair value through the Consolidated Statements of Income. With respect to Federated's investments in asset-backed securities, estimates of future cash flows are updated each quarter based on actual defaults, changes in anticipated default rates or other portfolio changes. The carrying values of these investments are written down to fair value at that time, as appropriate. Impairment adjustments are recognized in Gain (loss) on securities, net in the Consolidated Statements of Income.

(h) Derivatives

From time to time, Federated may consolidate a sponsored investment product that holds freestanding derivative financial instruments for trading purposes. Federated reports derivative instruments at fair value and records the changes in fair value in Gain (loss) on securities, net on the Consolidated Statements of Income. Federated may also enter into derivative financial instruments to hedge price or interest-rate exposures with respect to variable-rate loan facilities, seed investments in sponsored products or to hedge foreign-currency exchange risk.

Federated holds an interest rate swap that qualifies for cash flow hedge accounting. Upon inception of a hedging relationship, Federated formally documents the relationship between the hedging instrument and the hedged item, as well as the risk management objective and the nature of the risk being hedged. To qualify for hedge accounting, the derivative must be deemed to be highly effective in offsetting the designated changes in the cash flows of the hedged item. The effective portions of the change in the fair value of the derivative are reported as a component of Accumulated other comprehensive (loss) income, net of tax on the Consolidated Balance Sheets and subsequently reclassified to earnings in the period or periods during which the hedged transaction affects earnings. The change in fair value of the ineffective portion of the derivative, if any, is recognized immediately in earnings. If it is determined that the derivative instrument is not highly effective, hedge accounting is discontinued. If hedge accounting is discontinued because it is no longer probable that a forecasted transaction will occur, the derivative will continue to be recorded on the balance sheet at its fair value with changes in fair value included in current earnings, and the gains and losses in Accumulated other comprehensive (loss) income, net of tax will be recognized immediately into earnings. If hedge accounting is discontinued because the hedging instrument is sold, terminated or no longer designated, the amount reported in Accumulated other comprehensive (loss) income, net of tax up to the date of sale, termination or de-designation continues to be reported in Accumulated other comprehensive (loss) income, net of tax until the forecasted transaction affects earnings. See Note (7) and Note (12) for additional information on the fair value of the interest rate swap at December 31, 2010.

(i) Purchased Loans

For a period of time in 2010, Federated held investments in various purchased loans. Purchased loans, consisting primarily of syndicated, commercial, US dollar-denominated, floating-rate term loans, were recorded at fair value and included in Other current assets on the Consolidated Balance Sheets. Fair value of a purchased loan was determined using an independent, third-party pricing service that determined fair value based upon obtaining bid and ask prices from potential buyers and sellers. During 2010, Federated was holding the purchased loans as an investment for current income and elected to use fair-value accounting as of the purchase date of the loans in order to account for the purchased loans in a manner similar to its accounting for trading securities. Interest income, which was calculated based on actual days elapsed in a 360-day year, was recorded in Investment income, net in the Consolidated Statements of Income. Changes in the fair values of purchased loans were recognized in Gain (loss) on securities, net in the Consolidated Statements of Income. There were no purchased loans held at December 31, 2010 or 2009. See Note (21) for additional information on Federated's investment in purchased loans.

(j) Property and Equipment

Property and equipment are initially recorded at cost and are depreciated using the straight-line method over their estimated useful lives ranging from 1 to 12 years. Leasehold improvements are amortized using the straight-line method over the shorter of their estimated useful lives or their respective lease terms. As property and equipment are taken out of service, the cost and related accumulated depreciation and amortization are removed. The write-off of any material residual net book value is reflected as a loss in Operating expenses – Other in the Consolidated Statements of Income.

Management reviews the remaining useful lives and carrying values of property and equipment to determine whether events and circumstances indicate that a change in the useful life or impairment in value may have occurred. Indicators of impairment monitored by management include a decrease in the market price of the asset, an accumulation of costs significantly in excess of the amount originally expected in the acquisition or development of the asset, historical and projected cash flows associated with the asset and an expectation that the asset will be sold or otherwise disposed of significantly before the end of its previously estimated useful life. Should there be an indication of a change in the useful life or an impairment in value, Federated compares the carrying value of the asset to the probability-weighted undiscounted cash flows expected to be generated from the underlying asset over its remaining useful life to determine whether an impairment has occurred. If the carrying value of the asset exceeds the undiscounted cash flows, the asset is written down to fair value which is determined based on prices of similar assets if available or discounted cash flows. Impairment adjustments are recognized in Operating Expenses – Other in the Consolidated Statements of Income.

(k) Costs of Computer Software Developed or Obtained for Internal Use

Certain internal and external costs incurred in connection with developing or obtaining software for internal use are capitalized. These capitalized costs are included in Property and equipment, net on the Consolidated Balance Sheets and are amortized using the straight-line method over the shorter of the estimated useful life of the software or four years. These assets are subject to the impairment test used for other categories of property and equipment described in Note (1)(j).

(l) Intangible Assets

Intangible assets, consisting primarily of goodwill, customer relationship intangible assets, renewable investment advisory contracts and noncompete agreements acquired in connection with various acquisitions, are recorded at fair value determined using a discounted cash flow model as of the date of acquisition. The discounted cash flow model considers various factors to project future cash flows expected to be generated from the asset. Given the investment advisory nature of Federated's business and of the businesses acquired over the years, these factors typically include: (1) an estimated rate of change for underlying managed assets; (2) expected revenue per managed asset; (3) incremental operating expenses; (4) useful life of the acquired asset; and (5) a discount rate. Management estimates a rate of change for underlying managed assets based on a combination of an estimated rate of market appreciation or depreciation and an estimated net redemption or sales rate. Expected revenue per managed asset, incremental operating expenses and the useful life of the acquired asset are generally based on contract terms, average market participant data and historical experience. The discount rate is estimated at the current market rate of return. After the fair value of all separately identifiable assets has been estimated, goodwill is recorded to the extent the consideration paid for the acquisition exceeds the sum of the fair values of the separately identifiable acquired assets and assumed liabilities.

Federated amortizes finite-lived identifiable intangible assets using a method that reflects the pattern in which the economic benefits of the intangible asset are expected to be consumed or otherwise used. Federated uses either the straight-line or an accelerated method of amortization after considering specific characteristics of the underlying fund shareholder base to forecast the pattern in which the economic benefits will be consumed, including fund shareholder behavior, demographics and persistency levels. The assets are amortized over their estimated useful lives, which range from 3 to 11 years. Management periodically evaluates the remaining useful lives and carrying values of the intangible assets to determine whether events and circumstances indicate that a change in the useful life or impairment in value may have occurred.

Indicators of impairment monitored by management include a decline in the level of managed assets, changes to contractual provisions underlying certain intangible assets and reductions in underlying operating cash flows. Should there be an indication of a change in the useful life or impairment in value of the finite-lived intangible assets, Federated compares the carrying value of the asset and its related useful life to the projected undiscounted cash flows expected to be generated from the underlying asset over its remaining useful life to determine whether impairment has occurred. If the carrying value of the asset exceeds the undiscounted cash flows, the asset is written down to its fair value determined using discounted cash flows. Federated writes-off the cost and accumulated amortization balances for all fully amortized intangible assets.

Federated has determined that certain acquired assets, specifically, certain renewable investment advisory contracts, have indefinite useful lives. In reaching this conclusion, management considered the legal, regulatory and contractual provisions of the investment advisory contract that enable the renewal of the contract, the level of cost and effort required in renewing the investment advisory contract, and the effects of obsolescence, demand, competition and other economic factors that could impact the funds' projected performance and existence. The contracts generally renew annually and the value of these acquired assets assumes renewal. These indefinite-lived intangible assets are reviewed for impairment annually or whenever events or circumstances indicate that a change in the useful life or impairment in value may have occurred.

Indicators of impairment monitored by management include a decline in the level of managed assets, changes to contractual provisions of the renewable investment advisory contracts and reductions in underlying operating cash flows. Should there be an indication of a change in the useful life or impairment in the value of the indefinite-lived intangible assets, Federated estimates the fair value of the asset and compares it to the asset's remaining book value to determine whether an impairment charge is necessary.

Federated tests goodwill for impairment at least annually or when indicators of potential impairment exist. Goodwill is evaluated at the reporting unit level. Federated has determined that it has a single reporting unit consistent with its single operating segment based on the fact that Federated's operations are managed as a single business: investment management. Federated does not have multiple operating segments or business components for which discrete financial information is prepared. Federated uses a two-step process to test for and measure impairment which begins with an estimation of the fair value of its reporting unit by considering Federated's market capitalization. If Federated's market capitalization falls to a level below its recorded book value of net assets, Federated's goodwill would be considered for possible impairment.

(m) Deferred Sales Commissions and Nonrecourse Debt

Federated pays upfront commissions to broker/dealers to promote the sale of certain mutual fund shares. Under various fund-related contracts, Federated is entitled to distribution and servicing fees from the mutual fund over the life of such shares. Both of these fees are calculated as a percentage of average managed assets associated with the related classes of shares. For certain share classes, Federated is also entitled to receive a contingent deferred sales charge (CDSC), which is collected from certain redeeming shareholders.

For share classes that pay both a distribution fee and CDSC, excluding B-shares, Federated generally capitalizes a portion of the upfront commissions as deferred sales commissions, dependent upon expected recoverability rates. The deferred sales commission asset is amortized over the estimated period of benefit of one year. Distribution fees are recognized in the Consolidated Statements of Income over the life of the mutual fund share class. CDSCs collected on these share classes are used to reduce the deferred sales commission asset.

For share classes that do not pay both a distribution fee and CDSC, Federated expenses the cost of the upfront commission as incurred in Distribution expense in the Consolidated Statements of Income and credits Distribution expense for any CDSCs collected.

Federated began self-funding the payment of sales commissions upon the sale of Class B shares of its sponsored mutual funds in March 2010. Federated capitalizes the upfront commissions related to these B-share sales as deferred sales commissions. The deferred sales commission asset is amortized over the estimated period of benefit of up to eight years. Distribution and shareholder service fees earned are recognized in Other service fees, net-affiliates on the Consolidated Statements of Income over the life of the mutual fund share class. CDSCs collected on these share classes are used to reduce the deferred sales commission asset. As of December 31, 2010, Federated had funded  $5.0 million in B-share deferred sales commissions.

Prior to March 2010, funding of the payments made by Federated of upfront commissions paid upon the sales of Class B shares of sponsored mutual funds was made through arrangements with an independent third party by selling the rights to all related future distribution fees, servicing fees and CDSCs.

From March 2007 to February 2010, the terms of the funding arrangement did not include any recourse provisions that required Federated to indemnify the purchaser for any action initiated unilaterally by the fund board or others that would result in the termination of the revenue stream sold to the purchaser. Accordingly, Federated accounted for these sales of its rights to future distribution fees and CDSCs related to Class B shares of sponsored funds occurring between March 2007 and February 2010 as sales. The sales of Federated's rights to future shareholder service fees were accounted for as financings due to Federated's ongoing involvement in performing shareholder-servicing activities. Accordingly, nonrecourse debt was recorded.

Sales occurring prior to March 2007 were treated as financings. As a result, Federated capitalized all of the upfront commissions as deferred sales commissions and recognized B-share-related distribution fees and servicing fees in the Consolidated Statements of Income even though legal title to these fees had been transferred to the third party. In addition, Federated recorded nonrecourse debt equal to the proceeds received on the sale of future revenue streams. The debt does not contain a contractual maturity or stated interest rate. Interest rates were imputed based on current market conditions at the time of funding. The deferred sales commission asset and nonrecourse debt balance are amortized over the estimated life of the B-share fund asset dependent upon the level and timing of cash flows from the sold future revenue streams, not to exceed eight years. CDSCs collected on the B-share fund assets are used to reduce the nonrecourse debt and deferred sales commission asset.

Federated reviews the carrying value of B-share-related deferred sales commission assets on a periodic basis to determine whether a significant long-term decline in the equity or bond markets or other events or circumstances indicate that an impairment in value may have occurred. Should there be an indication of an impairment in value, Federated compares the carrying value of the asset to the probability-weighted undiscounted cash flows from the sold future revenue streams over the remaining life of the underlying B-share fund asset to determine whether an impairment has occurred. Management adjusts these asset and debt balances to fair value when reasonably estimable expected future cash flows are not expected to be sufficient to fully amortize the remaining deferred sales commission asset and nonrecourse debt balance.

(n) Foreign Currency Translation

The balance sheets of certain wholly owned foreign subsidiaries of Federated are translated at the current exchange rate as of the end of the accounting period and the related income or loss is translated at the average exchange rate in effect during the period. Net exchange gains and losses resulting from these translations are excluded from income and are recorded in Accumulated other comprehensive (loss) income, net of tax on the Consolidated Balance Sheets. Foreign currency transaction gains and losses are reflected in Operating Expenses – Other in the Consolidated Statements of Income.

(o) Treasury Stock

Federated accounts for acquisitions of treasury stock at cost and reports total treasury stock held as a deduction from Federated Investors shareholders' equity on the Consolidated Balance Sheets. At the date of subsequent reissue, the treasury stock account is reduced by the cost of such stock on a specific-identification basis. Additional paid-in capital from treasury stock transactions is increased as Federated reissues treasury stock for more than the cost of the shares. If Federated issues treasury stock for less than its cost, Additional paid-in capital from treasury stock transactions is reduced to no less than zero. Once this account is at zero, any further required reductions are recorded to Retained earnings on the Consolidated Balance Sheets. At December 31, 2010 there was  $0.1 million in Additional paid-in capital from treasury stock transactions. At December 31, 2009, there was no balance in Additional paid-in capital from treasury stock transactions.

(p) Revenue Recognition

Revenue from providing investment advisory, administrative and other services (including distribution, shareholder servicing and retirement plan recordkeeping) is recognized during the period in which the services are performed. Investment advisory, administrative and the majority of other service fees are generally calculated as a percentage of total net assets of the investment portfolios that are managed by Federated. The fair value of the investment portfolios is primarily determined using quoted market prices or independent third-party broker or dealer price quotes. In limited circumstances, a quotation or price evaluation is not readily available from a pricing source. In these cases, pricing is determined by management based on a prescribed valuation process that has been approved by the directors/trustees of the sponsored products. For the periods presented, a de minimus amount of assets under management were priced by Federated management. Federated may waive certain fees for competitive reasons such as to maintain positive or zero net yields, to meet regulatory requirements (including settlement-related (see Note (22)(c))) or to meet contractual requirements. Federated waived fees of  $653.1 million,  $645.5 million and  $470.0 million for the years ended December 31, 2010, 2009 and 2008, respectively, nearly all of which was for competitive reasons. The increase in fee waivers for the year ended December 31, 2010 as compared to the same period of 2009 was primarily due to a  $121.0 million increase in fee waivers to maintain positive or zero net yields and a  $15.5 million increase in fee waivers due to increased fixed income and equity assets partially offset by a  $120.4 million decrease in waivers due to decreased money market assets. Fee waivers may continue to increase in order to maintain positive or zero net yields in addition to other competitive reasons. Fee waivers to maintain positive or zero net yields are partially offset by a related reduction to distribution expense (see Note (5) for additional information on the net impact of these waivers).

Federated has contractual arrangements with third parties to provide certain fund-related services. Management considers various factors to determine whether Federated's revenue should be recorded based on the gross amount payable by the funds or net of payments to third-party service providers. Management's analysis is based on whether Federated is acting as the principal service provider or is performing as an agent. The primary factors considered include: (1) whether the customer holds Federated or the service provider responsible for the fulfillment and acceptability of the services to be provided; (2) whether Federated has any practical latitude in negotiating the price to pay a third-party provider; (3) whether Federated or the customer selects the ultimate service provider; and (4) whether Federated has credit risk in the arrangement. Generally, the less the customer is directly involved with or participates in making decisions regarding the ultimate third-party service provider, the more supportive the facts are that Federated is acting as the principal in these transactions and should therefore report gross revenues. As a result of considering these factors, investment advisory fees, distribution fees and certain other service fees are recorded gross of payments made to third parties.

(q) Share-Based Compensation

Federated recognizes compensation costs based on grant-date fair value for all share-based awards granted, modified or settled after January 1, 2006, as well as for any awards that were granted prior to January 1, 2006 for which requisite service has not yet been provided.

Federated issues shares for share-based awards from treasury stock. For restricted stock awards, the fair value of the award is calculated as the difference between the closing market value of Federated's Class B common stock on the date of grant and the purchase price paid by the employee, if any. Federated estimates the grant-date fair value of stock options using the Black-Scholes option-pricing model. Federated's awards are generally subject to graded vesting schedules. Compensation expense is adjusted for estimated forfeitures and is recognized on a straight-line or modified straight-line basis over the requisite service period of the award. Compensation expense also includes dividends paid on forfeited awards. Forfeiture assumptions are evaluated on a quarterly basis and updated as necessary.

For awards granted prior to January 1, 2006 with provisions that allow for accelerated vesting upon retirement, Federated recognizes expense over the vesting period of the awards, regardless of the employee's attainment of retirement age. Beginning January 1, 2006, for all newly granted awards with provisions that allow for accelerated vesting upon retirement, Federated recognizes expense over the shorter of the vesting period or the period between grant date and the date on which the employee meets the minimum age requirement for retirement.

(r) Leases

Federated classifies leases as operating in accordance with the provisions of lease accounting. Rent expense under noncancelable operating leases with scheduled rent increases or rent holidays is accounted for on a straight-line basis over the lease term, beginning on the date of initial possession or the effective date of the lease agreement. The amount of the excess of straight-line rent expense over scheduled payments is recorded as a deferred liability. Build-out allowances and other such lease incentives are recorded as deferred credits, and are amortized on a straight-line basis as a reduction of rent expense beginning in the period they are deemed to be earned, which generally coincides with the effective date of the lease. The current portion of unamortized deferred lease costs and build-out allowances is included in Other current liabilities and the long-term portion is included in Other long-term liabilities on the Consolidated Balance Sheets.

(s) Advertising Costs

Federated generally expenses the cost of all advertising and promotional activities as incurred. Certain printed matter, however, such as sales brochures, are accounted for as prepaid supplies and are included in Other current assets on the Consolidated Balance Sheets until they no longer are owned or expected to be used, at which time their costs are expensed. These amounts were not material for 2010, 2009 or 2008.

(t) Income Taxes

Federated accounts for income taxes under the liability method, which requires the recognition of deferred tax assets and liabilities for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Federated recognizes a valuation allowance if, based on the weight of available evidence regarding future taxable income, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Regarding the recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, Federated follows a two-step process prescribed by GAAP. The first step for evaluating a tax position involves first determining whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities. The second step then requires a company to measure the tax position benefit as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement. Federated classifies any interest and penalties on tax liabilities on the Consolidated Statements of Income as components of Nonoperating Income (Expenses) – Other, net and Operating Expenses – Other, respectively.

(u) Earnings Per Share

Basic and diluted earnings per share are calculated under the two-class method. Pursuant to the two-class method, Federated's unvested restricted stock awards with nonforfeitable rights to dividends are considered participating securities and are included in the computation of earnings per share.

(v) Accumulated Other Comprehensive (Loss) Income

Accumulated other comprehensive (loss) income is reported in the Consolidated Balance Sheets and the Consolidated Statements of Changes in Equity and includes net of tax, the unrealized gains and losses on securities available for sale, foreign currency translation adjustments and the effective portion of the gain or loss on a derivative instrument designated and qualifying as a cash flow hedge.

(w) Loss Contingencies

Federated accrues for estimated costs, including legal costs related to existing lawsuits, claims and proceedings when it is probable that a loss has been incurred and the costs can be reasonably estimated. Accruals are reviewed at least quarterly and are adjusted to reflect the impact and status of settlements, rulings, advice of counsel and other information pertinent to a particular matter. Significant differences could exist between the actual cost required to investigate, litigate and/or settle a claim or the ultimate outcome of a suit and management's estimate. These differences could have a material impact on Federated's results of operations, financial position and/or cash flows. Recoveries of losses are recognized in the Consolidated Statements of Income when receipt is deemed probable.

(x) Business Segments

Business or operating segments are defined as components of an enterprise about which separate financial information is available that is regularly evaluated by the chief operating decision maker in deciding how to allocate resources and assess performance.

Federated does not have multiple operating segments or business components for which discrete financial information is prepared. Federated operates in one operating segment, the investment management business. Federated's Chief Executive Officer (CEO) is Federated's chief operating decision maker. Federated's CEO utilizes a consolidated approach to assess performance and allocate resources.

Recent Accounting Pronouncements	12 Months Ended
Dec. 31, 2010
Recent Accounting Pronouncements
Recent Accounting Pronouncements

(2) Recent Accounting Pronouncements

(a) Fair Value

On January 1, 2010, Federated adopted the new requirements for expanded fair-value disclosures as issued by the FASB. The new literature requires disclosures about transfers into and out of Levels 1 and 2 fair value measurements and clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. These new rules impact disclosures only and had no impact on Federated's financial position or results of operations. The new rules also require additional disclosures regarding Level 3 fair value measurements which are effective for reporting periods beginning after December 15, 2010.

(b) Consolidation of VIEs

On January 1, 2010, Federated adopted the FASB's new rules governing the consolidation of VIEs, as amended in February 2010 to defer the effective date of the new rules for a reporting entity's interests in certain investment funds. The new rules prescribe a qualitative model for identifying whether a company has a controlling financial interest in a VIE and eliminates the quantitative model previously prescribed. The new rules identify two primary characteristics of a controlling financial interest: (1) the power to direct significant activities of the VIE, and (2) the obligation to absorb losses of and/or provide rights to receive benefits from the VIE. Under the new accounting standard, a company is required to reassess on an ongoing basis whether it holds a controlling financial interest in a VIE. A company that holds a controlling financial interest is deemed to be the primary beneficiary of the VIE and is required to consolidate the VIE. The adoption of the new standard did not have a material impact on Federated's Consolidated Financial Statements.

(c) Transfers of Financial Assets

On January 1, 2010, Federated adopted a new accounting standard regarding accounting for transfers of financial assets that removes the concept of a qualifying special-purpose entity from authoritative guidance and also removes the exception previously under GAAP. This new accounting standard also clarifies the requirements for isolation and limitations on portions of financial assets that are eligible for sale accounting. The adoption of this new accounting standard did not have a material impact on its Consolidated Financial Statements as Federated was not involved with any transactions to transfer financial assets at the time of adoption.

(d) Noncontrolling Interests

On January 6, 2010, the FASB issued an update to clarify the scope of the decrease-in-ownership provisions of the accounting rules relating to noncontrolling interests. In addition, the update expanded the disclosures required upon deconsolidation of a subsidiary. The adoption of the new standard did not have a material impact on Federated's Consolidated Financial Statements.

(e) Subsequent Events

On February 24, 2010, the FASB issued an update to address certain implementation issues related to an entity's requirement to perform and disclose subsequent-events procedures. Effective upon its issuance, the update exempts Securities and Exchange Commission (SEC) filers from disclosing the date through which subsequent events have been evaluated. As the update affected disclosure only, the adoption of the update did not have an impact on Federated's Consolidated Financial Statements.

Business Combinations and Acquisitions	12 Months Ended
Dec. 31, 2010
Business Combinations and Acquisitions
Business Combinations and Acquisitions

(3) Business Combinations and Acquisitions

SunTrust. On September 20, 2010, Federated acquired the money market management business of SunTrust Banks, Inc. (SunTrust Acquisition). Pursuant to the definitive agreement signed on July 16, 2010,  $14.1 billion of money market assets transitioned to Federated during the third and fourth quarters of 2010. Money market mutual fund assets in nine money market mutual funds managed by SunTrust's RidgeWorth Capital Management were transitioned into eight existing Federated money market mutual funds with similar investment objectives in connection with a series of closings during the third and fourth quarters of 2010, the first, and most significant of which, occurred on September 20, 2010.

The SunTrust Acquisition included upfront cash payments that totaled  $6.6 million. The transaction also includes contingent purchase price payments payable over five years. The contingent purchase price payments will be calculated as a percentage of revenue less operating expenses directly attributed to certain eligible assets. At December 31, 2010, management estimated contingent payments could total  $27 million over five years, however, the actual amount of the contingent payments will vary based on asset levels and related net revenues and is not limited by any maximum amount. A wide range of outcomes for actual payments is possible due to the extent of reasonably possible flow-rate volatility for the assets under management. The preliminary estimate of fair value of the total consideration is  $26.7 million. As of December 31, 2010, a liability of  $20.1 million representing the fair value of future consideration payments was recorded in Other current liabilities ( $5.3 million) and Other long-term liabilities ( $14.8 million) (see Note (7)(a) for a discussion regarding the valuation methodology). This liability is remeasured at each reporting date with changes in the fair value recognized in the Consolidated Statements of Income.

The SunTrust Acquisition was accounted for under the acquisition method of accounting. Accordingly, the purchase price was allocated to the intangible assets acquired based upon preliminary estimates of fair values as of the acquisition date. Federated is currently completing its valuation to determine the fair value of the identifiable intangible assets and the related contingent consideration associated with the SunTrust Acquisition. Although the preliminary results of the valuation are reflected in the Consolidated Financial Statements and the related footnotes as of and for the year ended December 31, 2010, the final valuation results may require adjustments to this preliminary valuation and such adjustments may be material. The preliminary valuation results indicate that the purchase price is primarily assignable to a  $26.7 million identifiable intangible asset with an indefinite life, which will be deductible for tax purposes.

The results of operations for the SunTrust Acquisition were included in Federated's Consolidated Financial Statements beginning in September 2010 based on the date of the acquisition. The following table summarizes unaudited pro forma financial information assuming the SunTrust Acquisition occurred at the beginning of the years presented. This pro forma financial information is for informational purposes only and is not indicative of future results. In addition, the following pro forma financial information has not been adjusted to reflect lower current levels of assets under management:

in millions, except per share data for the years ended,	2010	2009
Revenue	$980.7	$1,226.8
Net income attributable to Federated Investors, Inc.	$186.6	$211.5

Earnings per share – Basic and Diluted
Net income attributable to Federated Investors, Inc.	$1.80	$2.06

The pro forma results include adjustments for the effect of acquisition-related expenses including accretion of interest on the contingent consideration liability, income tax expense and transaction expenses.

Prudent Bear Funds. In 2008, Federated completed the acquisition of certain assets of David W. Tice & Associates LLC that relate to the management of the Prudent Bear Fund and the Prudent Global Income Fund (collectively, the Prudent Bear Funds) with  $1.1 billion and  $0.4 billion in assets under management, respectively, as of December 5, 2008 (Prudent Bear Acquisition). In connection with the acquisition, the assets in the Prudent Bear Funds were transitioned into the Federated Prudent Bear Fund and the Federated Prudent DollarBear Fund. The addition of the Prudent Bear Funds complements Federated's existing alternative investment products as well as other core offerings as part of an investor's overall investment strategy. The acquisition was accounted for under the purchase method of accounting. The initial purchase price for the transaction was  $43 million and Federated incurred  $0.9 million in transaction costs directly attributable to the acquisition of the Prudent Bear Funds. See Note (22)(a) for information on contingent payments related to this acquisition.

Clover Capital. In 2008, Federated completed the acquisition of certain assets of Clover Capital Management, Inc. (Clover Capital), a Rochester, New York-based investment manager that specializes in value investing (Clover Capital Acquisition). Clover Capital managed approximately  $2.1 billion in assets as of December 1, 2008, consisting primarily of separately managed accounts. The addition of Clover Capital results in a suite of traditional value investment offerings for Federated's clients. The acquisition was accounted for under the purchase method of accounting. The initial purchase price for the transaction was  $30 million and Federated incurred  $0.5 million in transaction costs directly attributable to the acquisition of Clover Capital. See Note (22)(a) for information on contingent payments related to this acquisition.

The valuation results of the identifiable intangible assets associated with the Prudent Bear and Clover Capital Acquisitions included in the Consolidated Balance Sheet as of December 31, 2009 and the related Consolidated Statements of Income for the year ended December 31, 2009 included certain adjustments to revise the December 31, 2008 estimates of fair value. The final valuations resulted in purchase price allocations of  $11.7 million to identifiable intangible assets with a weighted-average useful life of 9 years,  $36.7 million to intangible assets with indefinite lives and  $26.1 million to goodwill, all of which is deductible for tax purposes.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as of the acquisitions' closing dates.

Purchase Price Allocations in millions	Clover Capital	Prudent Bear
Intangible assets
Renewable investment advisory contract (indefinite life)	$0	$34.8
Customer relationships (10-year weighted-average useful life)[1]	8.7	0
Noncompete (5-year weighted-average useful life)[2]	0.5	2.5
Trade name (indefinite life)	0.6	1.3
Goodwill	20.6	5.5
Other long-term assets	0.3	0

Total assets acquired	30.7	44.1

Liabilities	(0.2)	(0.2)

Total purchase price	$30.5	$43.9

1	The customer relationship intangible assets are amortized on a straight-line basis over their respective useful lives.
2	The noncompete assets are amortized on an accelerated basis over their respective useful lives in a manner that best matches the benefit received.

The results of operations for both the Prudent Bear and Clover Capital Acquisitions were included in Federated's Consolidated Financial Statements beginning in December 2008 based on the date of each respective acquisition. The following table summarizes unaudited pro forma financial information assuming both the Prudent Bear Acquisition and the Clover Capital Acquisition occurred at the beginning of the year presented. This pro forma financial information is for informational purposes only and is not indicative of actual results that would have occurred had these acquisitions been completed on the assumed dates and it is not indicative of future results. In addition, the following pro forma financial information has not been adjusted to reflect any operating efficiencies that may have been realized as a result of the acquisitions.

in millions, except per share data for the year ended,	2008
Revenue	$1,254.6
Income from continuing operations attributable to Federated Investors, Inc.	$227.4
Net income attributable to Federated Investors, Inc.	$230.2

Earnings per share – Basic
Income from continuing operations attributable to Federated Investors, Inc.	$2.23
Net income attributable to Federated Investors, Inc.	$2.26

Earnings per share – Diluted
Income from continuing operations attributable to Federated Investors, Inc.	$2.21
Net income attributable to Federated Investors, Inc.	$2.24

The pro forma results include adjustments for the effect of acquisition-related expenses including compensation and related, depreciation and amortization, interest and income tax expense.

Discontinued Operations	12 Months Ended
Dec. 31, 2010
Discontinued Operations
Discontinued Operations

(4) Discontinued Operations

In the third quarter 2006, an indirect, wholly owned subsidiary of Federated completed the sale of certain assets associated with its TrustConnect® mutual fund processing business (the Clearing Business) to Matrix Settlement and Clearance Services, LLC (Matrix). The sale was completed over a series of closings during 2006.

In connection with the sale, Federated earned and accrued contingent consideration of  $4.8 million in 2008, which was calculated as a percentage of Matrix's second quarter 2008 net revenue above a specific threshold directly attributed to the Clearing Business. This contingent consideration was included, net of tax, as income from discontinued operations for the year ended December 31, 2008.

Concentration Risk	12 Months Ended
Dec. 31, 2010
Concentration Risk
Concentration Risk

(5) Concentration Risk

Revenue concentration by asset class – Approximately 50% of Federated's total revenue for 2010 was attributable to money market assets. A significant change in Federated's money market business or a significant reduction in money market assets due to regulatory changes, changes in the financial markets including significant increases in interest rates over a short period of time, significant deterioration in investor confidence, further persistent declines in or additional prolonged periods of historically low short-term interest rates and resulting fee waivers or other circumstances, could have a material adverse effect on Federated's results of operations.

Through the adverse market conditions of 2008, Federated's government agency and treasury money market funds experienced significant asset inflows. These funds grew as certain investors favored the perceived safety and liquidity of portfolios backed by government securities over other investment products. In certain products, the gross yield is not sufficient to cover all of the fund's normal operating expenses. During the fourth quarter 2008, Federated began waiving fees in order for certain funds to maintain positive or zero net yields.

During 2010, fee waivers to maintain positive or zero net yields totaled  $241.6 million and were partially offset by a related reduction in distribution expenses of  $186.6 million such that the net impact to Federated was  $55.0 million in reduced operating income. The impact of these fee waivers for 2010 was significantly more than the impact for 2009 with  $120.6 million in waived fees,  $86.4 million in reduced distribution expenses and a net impact on operating income of  $34.2 million and the impact for 2008 with  $3.6 million in waived fees,  $1.9 million in reduced distribution expenses and a net impact on operating income of  $1.7 million. (See Note (24) for information regarding the quarterly operating income impact of the fee waivers.) Management expects the fee waivers and the related reduction in distribution expense will continue into 2011 and will likely be material. Management does not expect the quarterly operating income impact from these waivers for the first quarter of 2011 to change materially from the  $12.3 million experienced in the fourth quarter 2010. These fee waivers are expected to decrease over time as the market begins to factor in the potential for increases in short-term interest rates and then again when the Federal Reserve begins to increase interest rates. Management estimates that an increase of 10 basis points in gross yields on securities purchased in money market fund portfolios will likely reduce the operating income impact of these waivers by about one-third from the current levels and a 25-basis-point increase would reduce the impact by about two-thirds. The actual amount of future fee waivers could vary significantly from management's estimates as they are contingent on a number of variables including, but not limited to, available yields on instruments held by the money market funds, changes in assets within money market funds, actions by the Federal Reserve and the U.S. Department of the Treasury, changes in expenses of the money market funds, changes in the mix of money market customer assets and Federated's willingness to continue the fee waivers.

Revenue concentration by product – Approximately 12% of Federated's total revenue for 2010 was derived from services provided to one sponsored fund (Federated Kaufmann Fund). A significant and prolonged decline in the assets under management in this fund could have a material adverse effect on Federated's future revenues and, to a lesser extent, net income, due to a related reduction to distribution expenses associated with this fund.

Revenue concentration by customer – Approximately 12% of Federated's total revenue for 2010 was derived from services provided to one intermediary customer, the Bank of New York Mellon Corporation (including its Pershing subsidiary). Significant changes in Federated's relationship with this customer could have a material adverse effect on Federated's future revenues and, to a lesser extent, net income, due to related material reductions to distribution expenses associated with this intermediary.

A listing of Federated's risk factors is included herein under the section entitled Risk Factors in Management's Discussion and Analysis of Financial Condition and Results of Operations.

Consolidation	12 Months Ended
Dec. 31, 2010
Consolidation
Consolidation

(6) Consolidation

Federated is involved with various entities in the normal course of business that may be deemed to be voting rights entities or VIEs. In accordance with Federated's consolidation accounting policy, Federated first determines whether the entity being evaluated is a voting rights entity or a VIE. Once this determination is made, Federated proceeds with its evaluation of whether or not to consolidate the entity. The disclosures below represent the results of such evaluations pertaining to 2010 and 2009.

(a) Consolidated Voting Interest Entities

Federated has a majority interest (50.5%) and acts as the general partner in Passport Research Ltd., a limited partnership. Edward Jones is the limited partner with a 49.5% interest. The partnership acts as investment adviser to two sponsored funds. Noncontrolling interests in this subsidiary are included in Nonredeemable noncontrolling interest in subsidiary on the Consolidated Balance Sheets.

(b) Consolidated Variable Interest Entities

Most of Federated's sponsored mutual funds meet the definition of a VIE primarily due to the fact that given Federated's typical series fund structure, the shareholders of each participating portfolio underlying the series fund generally lack the ability as an individual group to make decisions through voting rights regarding the board of directors/trustees of the fund. From time to time, Federated invests in certain of these products for general corporate investment purposes or, in the case of newly launched products, in order to provide investable cash thereby allowing the product to establish a performance history. Federated's investment in these products represents its maximum exposure to loss. As of December 31, 2010 and 2009, Federated was the sole or majority investor in certain of these products and was deemed to be the primary beneficiary since Federated's majority interest would absorb the majority of the variability of the net assets of the VIE. At December 31, 2010, the aggregate assets and liabilities of such entities that Federated consolidated were  $27.1 million and  $0.2 million, respectively, and Federated recorded  $1.5 million to Redeemable noncontrolling interest in subsidiaries on Federated's Consolidated Balance Sheets. At December 31, 2009, the aggregate assets and liabilities of such entities that Federated consolidated were  $22.6 million and  $0.5 million, respectively, and Federated recorded  $13.9 million to Redeemable noncontrolling interest in subsidiaries on Federated's Consolidated Balance Sheets. The assets of the products are primarily classified as Investments on Federated's Consolidated Balance Sheets and are restricted for use by the products only. The liabilities of the products are primarily classified as Accounts payable and accrued expenses on Federated's Consolidated Balance Sheets and primarily represent operating liabilities of the entities.

Federated's conclusion to consolidate a sponsored fund may vary from period to period based on changes in Federated's percentage interest in the product resulting from changes in the number of fund shares held by either Federated or third parties. Given that the products follow investment company accounting, which prescribes fair-value accounting, a deconsolidation generally does not result in gains or losses for Federated. During 2010, Federated deconsolidated a sponsored mutual fund based on a determination that it no longer was the primary beneficiary of the fund as a result of new subscriptions in fund shares by unrelated third parties. Accordingly, Federated deconsolidated  $22.0 million in Investments and  $21.3 million in Redeemable noncontrolling interest in subsidiaries on the Consolidated Balance Sheet as of the date of deconsolidation. There was no impact to the Consolidated Statements of Income in 2010, 2009 or 2008 from entities that were deconsolidated.

Neither creditors nor equity investors in the products have any recourse to Federated's general credit. In the ordinary course of business, from time to time, Federated may choose to waive certain fees or assume operating expenses of these products for competitive, regulatory or contractual reasons (see Note (1)(p) for information regarding fee waivers). Federated has not provided financial support to any of these products outside the ordinary course of business.

(c) Non-Consolidated Variable Interest Entities

At December 31, 2010 and 2009, Federated was involved with certain VIEs in which it held a significant variable interest or was the sponsor that held a variable interest, but for which it was not the primary beneficiary. The assets and liabilities of these unconsolidated VIEs and Federated's maximum risk of loss related thereto were as follows at December 31:

	2010			2009
in millions	Unconsolidated VIE assets	Unconsolidated VIE Liabilities	Total remaining carrying value of investment and maximum risk of loss	Unconsolidated VIE assets	Unconsolidated VIE Liabilities	Total remaining carrying value of investment and maximum risk of loss
Sponsored investment funds[1]	$275,365.1	$—	$297.0	$305,652.4	$—	$89.2
CDOs[2]	$12.8	$121.6	$0	$31.1	$127.3	$0
Equity investment	$6.4	$2.4	$7.4	$9.0	$4.9	$7.6

1	The unconsolidated VIE assets for the sponsored investment funds represent total net assets under management for the related products. Of Federated's $297.0 million invested in these products at December 31, 2010, $191.2 million represents investments in money market products included in Cash and cash equivalents, with the remaining $105.8 million included in Investments on the Consolidated Balance Sheets. Of Federated's $89.2 million invested in these products at December 31, 2009, $81.6 million represents investments in money market products included in Cash and cash equivalents, with the remaining $7.6 million included in Investments on the Consolidated Balance Sheets.
2	The risk of loss does not include the potential loss associated with related deferred tax assets expiring unutilized.

Sponsored Investment Funds – Federated acts as the investment manager for certain investment funds that are deemed to be VIEs, as disclosed above. In addition to Federated's involvement as the investment manager, Federated may also hold investments in these products. Federated is not the primary beneficiary of these VIEs since Federated's involvement is limited to that of service provider or represents a minority interest in the fund's assets under management, or both. As a result, Federated's variable interest is not deemed to absorb the majority of the variability of the entity's net assets and therefore Federated has not consolidated these entities.

In the ordinary course of business, from time to time, Federated may choose to waive certain fees or assume operating expenses of these products for competitive, regulatory or contractual reasons (see Note (1)(p) for information regarding fee waivers). Federated has not provided financial support to any of these products outside the ordinary course of business.

Collateralized Debt Obligations (CDOs) – At December 31, 2010, Federated acted as the investment manager for two CDOs with assets under management of  $12.8 million that meet the definition of a VIE due primarily to the lack of unilateral decision making authority of the equity holders. These CDOs were not consolidated at December 31, 2010. The CDOs are alternative investment vehicles created for the sole purpose of issuing collateralized debt instruments that offer investors the opportunity for returns that vary with the risk level of their investment. The notes issued by the CDOs are partially collateralized by high yield bonds and had original expected maturities of ten to twelve years. Federated's variable interests in the CDOs are limited to a 25% equity interest and a fixed, asset-based management fee earned prospectively as services are provided. As an equity holder, Federated participates in all rights and obligations to income and expected losses of the CDOs on a proportionate basis with all other equity holders. In its role as investment manager, Federated is not entitled to any additional residual return nor is it obligated to absorb any expected losses of the entities. Federated has not provided financial support to the CDOs.

Federated is not the primary beneficiary of these VIEs at December 31, 2010. Upon consideration of the new qualitative model prescribed by the FASB, Federated determined that as of January 1, 2010 and December 31, 2010, neither its equity interest nor its management fee potential could result in Federated receiving benefits or absorbing losses that could potentially be significant to either of these entities. Therefore Federated has not consolidated these entities.

Equity Investment – Federated holds a 12% non-voting, noncontrolling interest in both Dix Hills Partners, LLC, a registered investment adviser and commodity trading adviser, and its affiliate, Dix Hills Associates, LLC (collectively, Dix Hills). Dix Hills is based in Jericho, New York and manages over  $1 billion in both absolute return and enhanced fixed-income mandates, including a hedge fund strategy and an enhanced cash strategy. Due primarily to the nature of the voting rights of the equity holders, Dix Hills meets the definition of a VIE, however, with its non-voting 12% interest, Federated is not deemed to have power to direct the activities of Dix Hills and therefore is not the primary beneficiary. Federated has not provided financial support to Dix Hills. Federated's investment in Dix Hills is included in Other long-term assets on the Consolidated Balance Sheets.

Fair Value Measurements	12 Months Ended
Dec. 31, 2010
Fair Value Measurements
Fair Value Measurements

(7) Fair Value Measurements

The FASB defines fair value as the price that would be received to sell an asset or the price paid to transfer a liability on the measurement date. As defined, fair value focuses on the exit price in the principal or most advantageous market for the asset or liability in an orderly transaction between willing market participants. The FASB established a fair value reporting hierarchy to maximize the use of observable inputs and defines the three levels of inputs as follows:

Level 1 – Quoted prices for identical instruments in active markets. Level 1 assets and liabilities may include debt securities and equity securities that are traded in an active exchange market.

Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs may include observable market data such as closing market prices provided by independent pricing services after considering factors such as the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. In addition, pricing services may determine the fair value of equity securities traded principally in foreign markets when it has been determined that there has been a significant trend in the U.S. equity markets or in index futures trading. Level 2 assets and liabilities may include debt and equity securities, purchased loans and over-the-counter derivative contracts whose fair value is determined using a pricing model without significant unobservable market data inputs.

Level 3 – Valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable in active exchange markets.

(a) Fair Value Measurements on a Recurring Basis

Fair value measurements for classes of Federated's financial assets and liabilities measured at fair value on a recurring basis consisted of the following at December 31:

	2010 Fair Value Measurements Using				2009 Fair Value Measurements Using
in thousands	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Financial Assets
Cash and cash equivalents	$198,756	$0	$0	$198,756	$90,452	$0	$0	$90,452
Available-for-sale equity securities[1]	105,724	0	0	105,724	7,591	0	0	7,591
Trading securities – equity[1]	6,937	4,431	0	11,368	4,536	12,966	0	17,502
Trading securities – debt[1]	10,016	7,777	0	17,793	267	6,178	0	6,445
Foreign currency forward contract[2]	0	68	0	68	0	0	0	0

Total financial assets	$321,433	$12,276	$0	$333,709	$102,846	$19,144	$0	$121,990

Financial Liabilities
Interest rate swap[3]	$0	$11,734	$0	$11,734	$0	$0	$0	$0
SunTrust Acquisition future consideration payments liability	0	0	20,058	20,058	0	0	0	0
Foreign currency forward contract[4]	0	0	0	0	0	154	0	154

Total financial liabilities	$0	$11,734	$20,058	$31,792	$0	$154	$0	$154

1	Amount included in Investments on the Consolidated Balance Sheets.
2	Amount included in Receivables – other on the Consolidated Balance Sheets. Pricing is determined by interpolating a value by utilizing the spot foreign exchange rate and forward points (based on the spot rate and currency interest rate differentials), which are all observable inputs.
3	Amount included in Other current liabilities on the Consolidated Balance Sheets. Pricing is determined based on a third-party, model-derived valuation in which all significant inputs are observable in active markets including the Eurodollar future rate and yields for three- and thirty-year Treasury securities. See Note (12) for more information regarding the swap.
4	Amount included in Other current liabilities on the Consolidated Balance Sheets. Pricing is determined by interpolating a value by utilizing the spot foreign exchange rate and forward points (based on the spot rate and currency interest rate differentials), which are all observable inputs.

The liability for future consideration payments related to the SunTrust Acquisition is recorded at fair value in Other current liabilities ( $5.3 million) and Other long-term liabilities ( $14.8 million) on the Consolidated Balance Sheet as of December 31, 2010. Management estimated the fair value of future consideration payments related to the SunTrust Acquisition based primarily upon expected future cash flows using an income approach valuation methodology with unobservable market data inputs (Level 3). Such inputs included (1) an estimated rate of change for underlying assets under management based on estimated net redemptions or sales; (2) expected net revenue per managed asset based generally on contract terms; and (3) a discount rate estimated at the current market rate of return. No material changes in the fair value of the liability were recognized in 2010.

Between December 31, 2009 and December 31, 2010, there were no significant transfers between Level 1 and Level 2. From time to time, transfers between Levels 1 and 2 occur reflecting a change in whether pricing services were used to determine the fair value of equity securities traded principally in foreign markets based upon a determination by management that there had been a significant trend in the U.S. equity markets or in index futures trading after the foreign markets closed or if quoted market prices were used to determine fair values of these equity securities. Transfers into and out of Levels 1 and 2 of the fair value hierarchy are reported at fair values as of the beginning of the period in which the transfers occur.

With the exception of the aircraft that was classified as held for sale as of December 31, 2009 (and further discussed below), Federated did not hold any nonfinancial assets or liabilities measured at fair value on a recurring basis at December 31, 2010 or December 31, 2009.

(b) Fair Value Measurements on a Nonrecurring Basis

Since 2008, Federated has experienced significant declines in the assets under management related to certain quantitative investment products acquired in 2006. The declines in assets under management reflect significant market depreciation as well as investor net redemptions. In light of these declines in assets under management, performance relative to peers and indices and the uncertainty regarding each of these in the future, the carrying values of the related intangible assets have been tested for recoverability at various times over the last two years. In 2009, as a result of management's impairment testing, Federated recorded a  $15.5 million impairment charge in Intangible asset amortization and impairment on the Consolidated Statements of Income. In 2010, management's quarterly recoverability tests of the carrying value of these intangible assets performed as of June 30 and December 31 indicated that the carrying values were not fully recoverable. Cash flow projections at June 30 and December 31 were lower than previous projections prepared in connection with recoverability testing as a result of actual and projected declines in assets under management in excess of prior estimates. Management estimated the fair value of these intangible assets at June 30 and December 31 based primarily upon expected future cash flows using an income approach valuation methodology with unobservable market data inputs (Level 3). Such inputs included (1) an estimated rate of change for underlying assets under management; (2) expected revenue per managed asset; (3) direct operating expenses; and (4) a discount rate. Management estimates a rate of change for underlying assets under management based on a combination of an estimated rate of market appreciation or depreciation and an estimated net redemption or sales rate. Expected revenue per managed asset and direct operating expenses are generally based on contract terms, average market participant data and historical experience. The discount rate is estimated at the current market rate of return. In addition, because of the subjective nature of the projected discounted cash flows, management considered several scenarios and used probability weighting to calculate the expected future cash flows attributable to the intangible assets. The probability-weighted scenarios assumed growth rates in assets under management ranging from -100% to 9% over the cash-flow projection period. As a result of these fair value analyses, Federated recorded a  $10.2 million impairment charge on the Consolidated Statements of Income in 2010,  $8.2 million of which was included in Intangible asset amortization and impairment with the remainder in Other operating expenses. The related customer relationship intangible assets were written down to  $2.0 million, the noncompete agreement included in Other intangible assets was written down to  $0.8 million and the related fixed assets were written down to  $0.7 million as of December 31, 2010. Intangible asset amortization expense for the succeeding 5 years were reduced as a result of this impairment. Given the uncertainties regarding future market conditions, the timing and pace of a forecasted recovery and possible prolonged periods of underperformance of the quantitative products compared to peers and indices and the significance of these factors to assets under management, management cannot be certain of the outcome of future undiscounted cash flow analyses.

As a result of deterioration in the resale market for used aircraft in 2008 and 2009 and management's intent to sell its aircraft before the end of its previously estimated useful life, Federated recognized impairment charges totaling  $5.2 million to write down the carrying value of one of Federated's aircraft in 2009. Based upon independent valuation and market data for similar assets (Level 2), management estimated the value of this aircraft less expected costs to sell to be  $3.4 million at December 31, 2009. The impairment charges of  $3.7 million,  $1.0 million and  $0.5 million were recorded as operating expense in Other on the Consolidated Statements of Income for the first, third and fourth quarters of 2009, respectively. As a result of adopting a plan to sell this aircraft late in 2009, this aircraft was included in Other current assets on the Consolidated Balance Sheets as of December 31, 2009. In the first quarter 2010, this aircraft was sold for net proceeds of  $3.3 million. The loss on sale was recorded as an operating expense in Other on the Consolidated Statements of Income in the first quarter of 2010.

(c) Fair Value Measurements of Other Financial Instruments

The fair value of Federated's nonrecourse debt is estimated based on estimated annual redemption and market appreciation rates of the underlying B-share fund assets (see Note (1)(m) and Note (13)). Based on this estimate, the carrying value of nonrecourse debt appearing on the Consolidated Balance Sheets approximates fair value.

The fair value of Federated's recourse debt is estimated based on the current market rate for debt with similar remaining maturities. Based on this fair value estimate, the carrying value of recourse debt appearing on the Consolidated Balance Sheets approximates fair value.

Investments	12 Months Ended
Dec. 31, 2010
Investments
Investments

(8) Investments

Investments on the Consolidated Balance Sheets as of December 31, 2010 and 2009 included available-for-sale and trading securities. At December 31, 2010 and 2009, Federated held investments totaling  $105.7 million and  $7.6 million, respectively, in fluctuating-value mutual funds that were classified as available-for-sale securities. Federated's trading securities totaled  $29.2 million and  $23.9 million at December 31, 2010 and 2009, respectively. Federated consolidates certain sponsored funds into its Consolidated Financial Statements as a result of Federated's controlling financial interest in the products (see Note (6)). As a result, all investments held by these sponsored funds were included in Federated's Consolidated Balance Sheets as of December 31, 2010 and 2009 as trading securities. Federated's trading investments primarily represented stocks of large- and mid-cap U.S. and international companies and domestic and foreign debt securities.

Available-for-sale securities (see Note (1)(g)) consisted of the following at December 31:

	2010				2009
		Gross Unrealized		Estimated Market Value		Gross Unrealized		Estimated Market Value
in thousands	Cost[1]	Gains	(Losses)		Cost	Gains	(Losses)
Equity mutual funds	$41,879	$5,200	$(24)	$47,055	$2,301	$343	$0	$2,644
Fixed-income mutual funds	58,143	662	(136)	58,669	4,620	332	(5)	4,947

Total fluctuating-value mutual funds	$100,022	$5,862	$(160)	$105,724	$6,921	$675	$(5)	$7,591

1	During 2010, Federated invested available cash in various sponsored equity and fixed-income mutual funds.

Gains and losses recognized in Gain (loss) on securities, net on the Consolidated Statements of Income in connection with investments consisted of the following for the years ended December 31:

in thousands	2010	2009	2008
Unrealized gain (loss) on trading securities	$731	$2,806	$(1,673)
Realized gains[1,3]	4,682	1,256	282
Realized losses[2,3]	(1,871)	(1,405)	(1,353)
Impairments	0	(386)	(498)

Gain (loss) on securities, net	$3,542	$2,271	$(3,242)

1	Realized gains of $2,045, $810 and $114 related to the disposal of trading securities in 2010, 2009 and 2008, respectively. Realized gains of $1,239, $118 and $168 related to the disposal of available-for-sale securities in 2010, 2009 and 2008, respectively. Realized gains of $720 and $328 related to the settlement of economic derivatives held by certain consolidated sponsored products in 2010 and 2009, respectively. Realized gains of $678 related to the transfer of purchased loans in 2010 (see Note (21) for additional information).
2	Realized losses of $958, $1,405 and $1,353 related to the disposal of trading securities in 2010, 2009 and 2008, respectively. Realized losses of $907 related to the settlement of economic derivatives held by certain consolidated sponsored products in 2010. Realized losses of $6 related to the disposal of available-for-sale securities in 2010.
3	Realized gains and losses are computed on a specific-identification basis.

Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2010
Intangible Assets and Goodwill
Intangible Assets and Goodwill

(9) Intangible Assets and Goodwill

Federated's identifiable intangible assets and goodwill consisted of the following at December 31:

	2010			2009
in thousands	Cost	Accumulated Amortization	Carrying Value	Cost	Accumulated Amortization	Carrying Value
Finite-lived intangible assets:
Customer relationships[1]	$119,472	$(103,552)	$15,920	$134,869	$(100,710)	$34,159
Noncompete agreements[2]	12,142	(8,950)	3,192	14,396	(6,932)	7,464

Total finite-lived intangible assets[3]	131,614	(112,502)	19,112	149,265	(107,642)	41,623
Indefinite-lived intangible assets:
Renewable investment advisory rights	64,500	N/A	64,500	37,800	N/A	37,800
Trade names	1,900	N/A	1,900	1,900	N/A	1,900

Total indefinite-lived intangible assets	66,400	N/A	66,400	39,700	N/A	39,700
Goodwill	635,313	N/A	635,313	581,673	N/A	581,673

Total identifiable intangible assets and goodwill	$833,327	$(112,502)	$720,825	$770,638	$(107,642)	$662,996

1	Weighted average amortization period of 9.6 years at December 31, 2010
2	Weighted average amortization period of 6.9 years at December 31, 2010
3	Weighted average amortization period of 9.3 years at December 31, 2010

The decrease of  $17.7 million in the cost of the total finite-lived intangible assets at December 31, 2010 as compared to December 31, 2009 primarily relates to a  $9.2 million write-off of a fully amortized customer relationship intangible asset relating to a prior year acquisition and  $8.2 million in impairment charges recorded in 2010. See Note (7)(b) for additional information on the impairments.

The increase of  $26.7 million in the cost of the renewable investment advisory rights indefinite-lived intangible assets at December 31, 2010, as compared to December 31, 2009, reflects assets acquired in connection with the SunTrust Acquisition. See Note (3) for additional information.

Amortization expense for identifiable intangible assets was  $14.3 million,  $16.6 million and  $18.4 million in 2010, 2009 and 2008, respectively. This expense was included in Intangible asset amortization and impairment on the Consolidated Statements of Income for each period. See Note (7)(b) for information regarding the intangible asset impairments.

Following is a schedule of expected aggregate annual amortization expense for intangible assets in each of the five succeeding years assuming no new acquisitions or impairments:

in millions	For the years ending December 31,
2011	$7.0
2012	$3.4
2013	$2.6
2014	$2.0
2015	$1.4

Goodwill at December 31, 2010 and 2009 was  $635.3 million and  $581.7 million, respectively. During 2010, Federated recorded goodwill primarily in connection with contingent purchase price payments and accruals related to the Prudent Bear Acquisition ( $44.7 million) and the 2005 acquisition of the cash management business of Alliance Capital Management L.P. (Alliance Acquisition) ( $6.8 million). Both of these acquisitions were accounted for under the purchase method of accounting and therefore goodwill was recorded at the time the contingencies lapsed. See Note (22)(a) for additional information.

Property and Equipment	12 Months Ended
Dec. 31, 2010
Property and Equipment
Property and Equipment

(10) Property and Equipment

Property and equipment consisted of the following at December 31:

in thousands	Estimated Useful Life	2010	2009
Computer software and hardware	2 to 7 years	$40,642	$35,693
Transportation equipment	12 years	17,875	17,833
Leasehold improvements	Up to term of lease	15,853	15,574
Office furniture and equipment	5 to 10 years	6,127	6,468

Total cost		80,497	75,568
Accumulated depreciation and amortization		(41,981)	(35,541)

Property and equipment, net		$38,516	$40,027

Depreciation and amortization expense from continuing operations was  $7.5 million,  $7.5 million and  $6.2 million for the years ended December 31, 2010, 2009 and 2008, respectively, and included the depreciation of assets recorded under capital lease arrangements in 2009 and 2008.

Other Current Liabilities	12 Months Ended
Dec. 31, 2010
Other Current Liabilities
Other Current Liabilities

(11) Other Current Liabilities

Federated's Other current liabilities at December 31, 2010 included an accrual of  $11.7 million related to the interest rate swap (see Note (12) for additional information) and  $5.3 million for the short-term portion of the SunTrust Acquisition future consideration payments liability (see Note (3) for additional information).

Federated's Other current liabilities at December 31, 2009 included an accrual of  $28.9 million related to the contingent purchase price payments for the Alliance Acquisition which was paid in April 2010. The final payment for the Alliance Acquisition of  $3.3 million was paid in July 2010. Also included in Other current liabilities at December 31, 2009 was  $20.8 million related to insurance proceeds for claims submitted to cover costs associated with the government investigations into past mutual fund trading practices and related legal proceedings (see Note (22)(c)). The retention of these advance insurance payments was contingent upon final approval of the claim by the insurance carrier. In the event that all or a portion of the claim was denied, Federated would have been required to repay all or a portion of these advance payments. During the second quarter 2010, Federated received an additional  $4.2 million in related insurance proceeds and received final approvals by the insurance carrier for  $25 million of claims. Accordingly,  $25 million of proceeds were recognized on the Consolidated Statements of Income for the second quarter 2010 as reductions to the operating expense line items originally charged in prior periods, primarily Professional service fees.

Recourse Debt and Interest Rate Swap	12 Months Ended
Dec. 31, 2010
Recourse Debt and Interest Rate Swap
Recourse Debt and Interest Rate Swap

(12) Recourse Debt and Interest Rate Swap

Recourse debt at December 31 consisted of the following:

dollars in thousands	Weighted - Average Interest Rates at December 31,		Maturity Date	2010	2009
	2010[1]	2009[2]
Term Loan	4.396%	1.717%	April 1, 2015	$403,750	$126,000
Less: Short-term debt – recourse				42,500	21,000

Long-term debt – recourse				$361,250	$105,000

1	See additional information below regarding the interest rate fixed at 4.396% in connection with the interest rate swap.
2	The term of this agreement allowed up to eight separate borrowing tranches each for the purpose of setting different interest rates and maturities. The rate is the weighted-average rate of several loan tranches which matured on various dates through February 2, 2010.

In the second quarter 2010, Federated entered into a five-year  $425 million amended and restated term loan credit agreement by and among Federated, certain of its subsidiaries and a syndicate of 22 banks led by PNC Capital Markets LLC as sole bookrunner and joint lead arranger and Citigroup Global Markets, Inc. as joint lead arranger (Term Loan).

The Term Loan amended and restated Federated's  $140 million term loan dated August 19, 2008. The Term Loan requires principal payments of  $10.6 million per quarter for the first four years and  $63.8 million per quarter for the fifth year with the final payment due on April 1, 2015. Proceeds from the Term Loan were used to refinance and repay the then-existing debt and are being used for general corporate purposes. The Term Loan qualified for modification accounting treatment. Accordingly, closing costs of  $2.8 million were capitalized in the second quarter 2010 and are being amortized over the 5-year term of the loan.

During the first quarter 2010, Federated entered into an interest rate swap to hedge its interest rate risk associated with the  $425 million Term Loan (the Swap). The Swap, which became effective in the second quarter 2010, had an initial notional amount of  $425 million that declines in accordance with the scheduled principal payments associated with the Term Loan. Under the Swap, which expires on April 1, 2015, Federated receives payments based on the London Interbank Offering Rate (LIBOR) plus a spread and makes payments based on an annual fixed rate of 4.396%. The Swap requires monthly cash settlements of interest paid or received. The differential between the interest paid or interest received from the monthly settlements will be recorded as adjustments to Debt expense – recourse on the Consolidated Statements of Income. The Swap is accounted for as a cash flow hedge and has been determined to be highly effective. Federated evaluates effectiveness using the long-haul method. Changes in the fair value of the Swap will likely be offset by an equal and opposite change in the fair value of the hedged item, therefore very little, if any, net impact on reported earnings is expected. The fair value of the Swap agreement at December 31, 2010 was a liability of  $11.7 million which was recorded in Other current liabilities on the Consolidated Balance Sheet. The entire amount of this loss in fair value was recorded in Accumulated other comprehensive (loss) income, net of tax on the Consolidated Balance Sheet at December 31, 2010. During the next twelve months management expects to charge  $7.9 million of this after-tax loss to Debt expense – recourse on the Consolidated Statements of Income as a component of Federated's fixed interest rate of 4.396%. This amount could differ from amounts actually recognized due to changes in interest rates subsequent to December 31, 2010 and will not affect the amount of interest expense recognized in total on the Term Loan for any period presented. During 2010,  $6.5 million was charged to Debt expense – recourse on the Consolidated Statement of Income as a component of Federated's fixed interest rate of 4.396% and was included in cash provided by operating activities on the Consolidated Statements of Cash Flows.

Federated has a  $200 million revolving credit facility (Revolving Credit Facility) that expires on October 31, 2011. Federated pays an annual facility fee, currently 7.5 basis points, based on its credit rating. Borrowings on the Revolving Credit Facility bear interest similar to that under the Term Loan except the LIBOR spread is currently 22.5 basis points. As of December 31, 2010 and 2009, all of Federated's  $200 million Revolving Credit Facility was available for borrowings.

For the Revolving Credit Facility, the LIBOR spreads are dependent upon Federated's credit rating. Under the Revolving Credit Facility, Federated can make cash payments for stock repurchases or shareholder dividend payments as long as cash, cash equivalents or unused borrowing from the Revolving Credit Facility of no less than  $10 million is maintained during the payment period and certain other covenants are maintained. For both the Term Loan and the Revolving Credit Facility (collectively, the Credit Facilities), certain subsidiaries entered into Continuing Agreements of Guaranty and Suretyship whereby these subsidiaries guarantee payment of all obligations incurred through the Credit Facilities. The Credit Facilities include customary financial and non-financial covenants. Federated was in compliance with all such covenants at and during the year ended December 31, 2010.

Deferred Sales Commissions and Nonrecourse Debt	12 Months Ended
Dec. 31, 2010
Deferred Sales Commissions and Nonrecourse Debt
Deferred Sales Commissions and Nonrecourse Debt

(13) Deferred Sales Commissions and Nonrecourse Debt

Deferred sales commissions consisted of the following at December 31:

in thousands	2010	2009
Deferred sales commissions on B-shares, net	$8,376	$12,585
Other deferred sales commissions, net	1,941	2,733

Deferred sales commissions, net	$10,317	$15,318

Federated began self-funding the sale of Class B shares of its sponsored mutual funds in March 2010. As of December 31, 2010, Federated has funded  $5.0 million in B-share deferred sales commissions. Amortization expense for the year ended December 31, 2010 for the related deferred sales commissions was  $0.4 million.

From 1997 to February 2010, Federated has funded sales commissions paid for Class B shares of sponsored mutual funds under various arrangements with independent third parties by selling its right to future cash flow streams associated with the B-share deferred sales commissions. As a result of these funding arrangements, Federated has recorded nonrecourse debt, which comprised the following at December 31:

dollars in thousands	Weighted-Average Interest Rates at December 31,		Maximum Remaining Amortization Period at December 31, 2010 (in years)	2010	2009
	2010	2009
Financings between January 2004 and February 2007	7.10%	7.09%	4.3	$2,592	$11,007
Financings between March 2007 and February 2010	4.21%	4.56%	7.3	1,844	2,549

Total debt—nonrecourse				$4,436	$13,556

Federated's nonrecourse debt does not contain a contractual maturity but is amortized up to eight years dependent upon the cash flows of the related B-share fund assets, which are applied first to interest and then principal. Interest rates are imputed based on current market conditions at the time of issuance.

Management performs recoverability analyses of the deferred sales commission assets and nonrecourse debt related to B-share financings to determine if future cash flows related to financings will be sufficient to fully amortize the related asset and debt balances. There were no B-share-related adjustments recorded during 2010 or 2009.

Employee Benefit Plans	12 Months Ended
Dec. 31, 2010
Employee Benefit Plans
Employee Benefit Plans

(14) Employee Benefit Plans

(a) 401(k)/Profit Sharing Plan

Federated offers a 401(k) plan covering substantially all employees. Under the 401(k) plan, employees can make salary deferral contributions at a rate of 1% to 50% of their annual compensation (as defined in the 401(k) plan), subject to Internal Revenue Code limitations. Federated makes a matching contribution in an amount equal to 100% of the first 2% that each participant defers and 50% of the next 4% of deferral contributions. Forfeitures of unvested matching contributions are used to offset future matching contributions.

Matching contributions to the 401(k) plan recognized in Compensation and related expense amounted to  $3.9 million,  $3.9 million and  $3.5 million for 2010, 2009 and 2008, respectively.

Vesting in Federated's matching contributions commences once a participant in the 401(k) plan has been employed at least two years and worked at least 1,000 hours per year. Upon completion of two years of service, 20% of Federated's contribution included in a participant's account vests and 20% vests for each of the following four years if the participant works at least 1,000 hours per year. Employees are immediately vested in their 401(k) salary deferral contributions.

A Federated employee becomes eligible to participate in the profit sharing plan if employed on the last day of the year and has worked at least 500 hours for the year. The profit sharing plan is a defined contribution plan to which Federated may contribute amounts as authorized by its board of directors. No contributions have been made to the profit sharing plan in 2010, 2009 or 2008. At December 31, 2010, the profit sharing plan held 0.7 million shares of Federated Class B common stock.

(b) Employee Stock Purchase Plan

Federated offers an employee stock purchase plan that allows employees to purchase a maximum of 750,000 shares of Class B common stock. Employees may contribute up to 10% of their salary to purchase shares of Federated's Class B common stock on a quarterly basis at the market price. The shares purchased under this plan may be newly issued shares, treasury shares or shares purchased on the open market. As of December 31, 2010, 117,380 shares were purchased by employees in this plan on the open market since the plan's inception in 1998.

Share-Based Compensation Plans	12 Months Ended
Dec. 31, 2010
Share-Based Compensation Plans
Share-Based Compensation Plans

(15) Share-Based Compensation Plans

Federated's long-term stock-incentive compensation has been provided for under the Stock Incentive Plan (the Plan), as amended and subsequently approved by shareholders in April 2002, April 2006 and April 2010. Share-based awards are granted to reward Federated's employees and non-management directors who have contributed to the success of Federated and to provide incentive to increase their efforts on behalf of Federated. Since the Plan's inception, a total of 23.6 million shares of Class B common stock have been authorized for granting share-based awards in the form of restricted stock, stock options or other share-based awards. As of December 31, 2010, 1.8 million shares are available under the Plan.

Share-based compensation expense was  $19.1 million,  $18.8 million and  $15.1 million for the years ended December 31, 2010, 2009 and 2008, respectively. The associated tax benefits recorded in connection with share-based compensation expense was  $7.2 million,  $7.1 million and  $5.8 million for the years ended December 31, 2010, 2009 and 2008, respectively. At December 31, 2010, the maximum remaining unrecognized compensation expense related to share-based awards approximated  $67 million which is expected to be recognized over a weighted-average period of approximately 7 years.

(a) Restricted Stock

Federated's restricted stock awards represent shares of Federated Class B common stock that may be sold by the awardee only once the restrictions lapse, as dictated by the terms of the award. The awards are generally subject to graded vesting schedules that vary in length from three to ten years with a portion of the award vesting each year, as dictated by the terms of the award. For an award with a ten-year vesting period, the restrictions on the vested portion of the award typically lapse on approximately the award's fifth- and tenth-year anniversaries. Certain restricted stock awards granted pursuant to a key employee bonus program have a three-year graded vesting schedule with restrictions lapsing at each vesting date. During the period of restriction, the recipient receives dividends on all shares awarded, regardless of their vesting status.

The following table summarizes activity of non-vested restricted stock awards for the year ended December 31, 2010:

	Restricted Shares	Weighted- Average Grant- Date Fair Value
Non-vested at January 1, 2010	3,200,835	$24.80
Granted[1]	897,379	$22.97
Vested	(535,213)	$26.02
Forfeited	(59,675)	$25.41

Non-vested at December 31, 2010	3,503,326	$24.14

1	During the first quarter of 2010, Federated awarded 352,879 shares of restricted Federated Class B common stock in connection with a bonus program in which certain key employees received a portion of their bonus in the form of restricted stock under the Plan. This restricted stock, which was granted on the bonus payment date and issued out of treasury, generally vests over a three-year period. During the fourth quarter of 2010, Federated awarded 544,500 shares of restricted Federated Class B common stock to certain key employees. The restricted stock award generally vests over a ten-year period with restrictions on the vested portion of the award lapsing on approximately the awards' fifth- and tenth-year anniversaries.

Federated awarded 897,379 shares of restricted Federated Class B common stock with a weighted-average grant-date fair value of  $22.97 to employees during 2010; awarded 1,155,136 shares of restricted Federated Class B common stock with a weighted-average grant-date fair value of  $20.41 to employees during 2009; and awarded 758,551 shares of restricted Federated Class B common stock with a weighted-average grant-date fair value of  $23.53 to employees during 2008.

The total fair value of restricted stock vested during 2010, 2009 and 2008 was  $12.2 million,  $6.8 million and  $10.1 million, respectively.

(b) Stock Options

The outstanding stock options were granted with exercise prices that equaled or exceeded the market price of Federated's Class B common stock on the grant date. The options generally have graded vesting schedules that vary in length up to ten years and in certain cases, may contain accelerated vesting provisions based upon the attainment of specific performance criteria. The stated exercise period is typically a one-year period following the date on which the entire award becomes fully vested. Each vested option may be exercised for the purchase of one share of Class B common stock at the exercise price. In some cases, Federated awarded stock options with no requisite service requirement. These options, which were fully vested on the date of grant, were immediately exercisable and expire no later than ten years after the grant date.

The following table summarizes the status of and changes in Federated's stock option program for the year ended December 31, 2010:

	Options	Weighted-Average Exercise Price	Weighted-Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value (in millions)
Outstanding at January 1, 2010	3,705,082	$27.59
Granted	0	N/A
Exercised	(486,150)	$20.48
Forfeited	(3,500)	$30.13

Outstanding at December 31, 2010	3,215,432	$28.67	0.7	$1.6

Vested at December 31, 2010	3,133,757	$28.61	0.7	$1.6

Exercisable at December 31, 2010	3,058,182	$28.55	0.6	$1.6

Total options exercised during 2010, 2009 and 2008 were 486,150, 345,275 and 1,052,343, respectively. The total intrinsic value of stock options exercised during 2010, 2009 and 2008 was  $2.3 million,  $4.0 million and  $17.7 million, respectively.

There were no stock options granted in 2010. Federated granted 12,000 stock options to non-management directors with a weighted-average grant-date fair value of  $3.38 and  $4.05 during each of the second quarters of 2009 and 2008, respectively. Federated estimated the grant-date fair value using the Black-Scholes option-pricing model with the following weighted-average assumptions for options granted in 2009 and 2008, respectively: dividend yields based on latest annualized dividend of 4.07% and 2.84%; expected volatility factors based on historical volatility of 24.9% and 15.2%; risk-free interest rates based on the U.S. Treasury strip rate for the expected life of the option of 1.89% and 3.09%; and an expected life of 5 years for each grant in 2009 and 2008. The expected life is based on the assumption that these options will be exercised evenly over the life of the option.

All awards granted in 2009 and 2008 were granted with an exercise price that was equal to the market price on the date of grant.

Common Stock	12 Months Ended
Dec. 31, 2010
Common Stock
Common Stock

(16) Common Stock

The Class A common stockholder has the entire voting rights of Federated; however, without the consent of the majority of the holders of the Class B common stock, the Class A common stockholder cannot alter Federated's structure, dispose of all or substantially all of Federated's assets, amend the Articles of Incorporation or Bylaws of Federated to adversely affect the Class B common stockholders, or liquidate or dissolve Federated. With respect to dividends, distributions and liquidation rights, the Class A common stock and Class B common stock have equal preferences and rights.

(a) Dividends

Cash dividends of  $228.7 million,  $98.5 million and  $375.7 million were paid in 2010, 2009 and 2008, respectively, to holders of common stock. In the first quarter 2010, Federated paid  $1.26 per share or  $129.8 million for a special dividend in addition to the regular quarterly cash dividends paid throughout 2010. In the third quarter 2008, Federated paid  $2.76 per share or  $281.2 million for a special cash dividend in addition to the regular quarterly cash dividends paid throughout the course of 2008. All dividends are considered ordinary dividends for tax purposes.

(b) Treasury Stock Repurchase

During 2008, the board of directors authorized a share repurchase program that allows Federated to buy back as many as 5 million shares of Class B common stock following the December 31, 2008 expiration of the previous board-approved share repurchase program. The current program has no stated expiration date. No other programs existed as of December 31, 2010. The program authorizes executive management to determine the timing and the amount of shares for each purchase. The repurchased stock is held in treasury for employee share-based compensation plans, potential acquisitions and other corporate activities. During the year ended December 31, 2010, Federated repurchased 0.7 million shares of common stock for  $14.2 million, the majority of which were repurchased in the open market and the remaining shares were repurchased in connection with employee separations and are not counted against the board-approved share repurchase program. At December 31, 2010, approximately 3.6 million shares remain available to be purchased under the current buyback program.

Under the Revolving Credit Facility, certain covenants are maintained including one that allows Federated to make cash payments for stock repurchases or shareholder dividends as long as liquidity of no less than  $10 million is maintained during the payment period.

Leases	12 Months Ended
Dec. 31, 2010
Leases
Leases

(17) Leases

The following is a schedule by year of future minimum payments required under the operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2010:

in millions
2011	$12.3
2012	11.7
2013	11.5
2014	11.4
2015	3.3
2016 and thereafter	7.0

Total minimum lease payments	$57.2

Federated held a material operating lease at December 31, 2010 for its corporate headquarters building in Pittsburgh, Pennsylvania. This lease expires in 2014 and has renewal options for two successive terms of five years each. This lease includes provisions for leasehold improvement incentives, rent escalation and certain penalties for early termination. In addition, at December 31, 2010, Federated had various other operating lease agreements primarily involving additional facilities. These leases are noncancelable and expire on various dates through the year 2019. Most leases include renewal options and, in certain leases, escalation clauses.

Rental expenses related to continuing operations were  $10.6 million,  $11.1 million and  $11.7 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes
Income Taxes

(18) Income Taxes

Federated files a consolidated federal income tax return. Financial statement tax expense is determined under the liability method.

Income tax expense (benefit), net from continuing operations consisted of the following components for the years ended December 31:

in thousands	2010	2009	2008
Current:
Federal	$79,273	$101,649	$117,210
State	8,504	11,082	9,160
Foreign	(33)	297	811

	87,744	113,028	127,181
Deferred:
Federal	20,997	8,269	1,655
State	3,210	(3,399)	(166)
Foreign	6	380	(502)

Total	$111,957	$118,278	$128,168

The federal net tax effects of timing differences exceeding 5% of pretax income at the statutory federal income tax rate included in Income tax provision on the Consolidated Statements of Income were ( $11.8 million), ( $6.8 million) and ( $9.1 million) for amortization and impairments of intangible assets in 2010, 2009 and 2008, respectively, and ( $7.3 million),  $1.3 million and  $2.2 million for insurance proceeds in 2010, 2009 and 2008, respectively.

The reconciliation between the statutory income tax rate and the effective tax rate attributable to continuing operations consisted of the following for the years ended December 31:

	2010	2009	2008
Expected statutory income tax rate	35.0%	35.0%	35.0%
Increase/(decrease):
State and local income taxes, net of Federal benefit	2.5	1.5	1.6
Capital loss valuation allowance	0.1	1.2	0.1
Other	0.9	(0.2)	0.0

Effective tax rate (excluding noncontrolling interests)	38.5	37.5	36.7
Income attributable to noncontrolling interests	(1.3)	(1.3)	(0.8)

Effective tax rate per Consolidated Statements of Income	37.2%	36.2%	35.9%

During 2010, state and local taxes increased as a result of the combination of changing apportionment factors and the full year impact of prior year tax law changes.

During 2009, changes to the New York City corporate tax rules were enacted. These changes, some of which were retroactive to the beginning of 2009, resulted in a net favorable adjustment of  $2.1 million, comprised of a deferred tax benefit of approximately  $3.4 million and a current tax detriment of approximately  $1.3 million.

During 2009, Federated recognized a  $1.6 million deferred tax asset relating to a net operating loss carryforward acquired in connection with a prior period acquisition. Management concluded its evaluation of the availability of the loss carryforward for use by Federated as the acquirer and believes it is more likely than not that Federated will be able to realize the net operating loss carryforwards to partially offset post-acquisition federal taxable income.

During 2009, Federated recorded an additional  $3.7 million valuation allowance related to certain deferred tax assets primarily generated by charges recorded in prior years to write down the value of Federated's investments to certain managed CDOs. After reassessing the viability and timing of certain tax-planning strategies in light of current market conditions, management believes it is more likely than not that Federated will not be able to realize the full benefit of these deferred tax assets once the capital losses are recognized for tax purposes.

The tax effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities consisted of the following at December 31:

in thousands	2010	2009
Deferred Tax Assets
Tax net operating losses	$17,885	$18,766
Share-based compensation	8,274	8,105
Write-down of CDO investments	6,317	6,240
Capital losses	458	898
Deferred income	0	7,274
Other	6,918	5,202

Total deferred tax assets	39,852	46,485

Valuation allowance	(20,774)	(20,806)

Total deferred tax asset, net of valuation allowance	$19,078	$25,679

Deferred Tax Liabilities
Intangible assets	$54,734	$42,892
Property and equipment	4,376	4,426
State taxes	3,087	1,279
Deferred sales commissions	2,838	2,141
Costs of internal-use software	2,566	1,546
Other	1,728	1,462

Total gross deferred tax liability	$69,329	$53,746

Net deferred tax liability	$50,251	$28,067

At December 31, 2010, the company had deferred tax assets related to tax net operating loss carryforwards accumulated in certain taxing jurisdictions in the aggregate of  $16.2 million, which will expire over the period 2011 through 2026. A valuation allowance has been recognized for  $1.8 million (or 94%) of the deferred tax asset for foreign tax net operating losses, and for all but  $0.3 million (or 2%) of the deferred tax asset for state tax net operating losses. The valuation allowances were recorded due to management's belief that it is more likely than not that Federated will not realize the full benefit of these net operating losses. No valuation allowance has been recorded with regard to the federal tax net operating loss acquired in connection with a prior period acquisition.

In addition, at December 31, 2010, Federated recognized deferred tax assets as a result of the recognition in prior years of capital losses on investments and the write down in prior years in the value of its investment in certain managed CDOs. The carry-forward period for recognized capital losses is five years. Management currently believes it is more likely than not that Federated will not fully realize these deferred tax assets in the future and therefore has recognized a related valuation allowance for  $4.8 million.

The company and its subsidiaries file annual income tax returns in the U.S. federal jurisdiction, various U.S. state and local jurisdictions, and in certain foreign jurisdictions. Based upon its review of these filings, there were no material unrecognized tax benefits as of December 31, 2010 or 2009. Therefore, there were no material changes during 2010, and no reasonable possibility of a significant increase or decrease in unrecognized tax benefits within the next twelve months.

Earnings Per Share Attributable to Federated Investors, Inc. Shareholders	12 Months Ended
Dec. 31, 2010
Earnings Per Share Attributable to Federated Investors, Inc. Shareholders
Earnings Per Share Attributable to Federated Investors, Inc. Shareholders

(19) Earnings Per Share Attributable to Federated Investors, Inc. Shareholders

The following table sets forth the computation of basic and diluted earnings per share using the two-class method for amounts attributable to Federated Investors, Inc. for the years ended December 31:

in thousands, except per share data	2010	2009	2008
Numerator – Basic
Income from continuing operations attributable to Federated Investors, Inc.	$179,114	$197,292	$221,509
Less: Total income available to participating unvested restricted shareholders[1]	(6,443)	(4,917)	(5,169)

Total income from continuing operations attributable to Federated Common Stock[2]	$172,671	$192,375	$216,340

Income from discontinued operations attributable to Federated Investors, Inc.	$0	$0	$2,808
Less: Total income available to participating unvested restricted shareholders[1]	0	0	(65)

Total income from discontinued operations attributable to Federated Common Stock[2]	$0	$0	$2,743

Net income attributable to Federated Common Stock[2]	$172,671	$192,375	$219,083

Numerator – Diluted
Income from continuing operations attributable to Federated Investors, Inc.	$179,114	$197,292	$221,509
Less: Total income available to participating unvested restricted shareholders[1]	(6,443)	(4,913)	(5,169)

Total income from continuing operations attributable to Federated Common Stock[2]	$172,671	$192,379	$216,340

Income from discontinued operations attributable to Federated Investors, Inc.	$0	$0	$2,808
Less: Total income available to participating unvested restricted shareholders[1]	0	0	(65)

Total income from discontinued operations attributable to Federated Common Stock[2]	$0	$0	$2,743

Net income attributable to Federated Common Stock[2]	$172,671	$192,379	$219,083

Denominator
Basic weighted-average common shares outstanding	99,925	99,923	99,605
Dilutive potential shares from stock options	68	133	790

Diluted weighted-average common shares outstanding	99,993	100,056	100,395

Earnings per share – Basic
Income from continuing operations attributable to Federated Common Stock[2]	$1.73	$1.93	$2.17
Income from discontinued operations attributable to Federated Common Stock[2]	0.00	0.00	0.03

Net income attributable to Federated Common Stock[2]	$1.73	$1.93	$2.20

Earnings per share – Diluted
Income from continuing operations attributable to Federated Common Stock[2]	$1.73	$1.92	$2.15
Income from discontinued operations attributable to Federated Common Stock[2]	0.00	0.00	0.03

Net income attributable to Federated Common Stock[2]	$1.73	$1.92	$2.18

1	Income available to participating restricted shareholders includes dividends paid to unvested restricted shareholders, net of forfeited dividends, and their proportionate share of undistributed earnings.
2	Federated Common Stock excludes unvested restricted stock which are deemed participating securities in accordance with the two-class method of computing earnings per share.

For the years ended December 31, 2010, 2009 and 2008, 3.0 million, 2.7 million and 1.3 million stock option awards, respectively, were outstanding but not included in the computation of diluted earnings per share for each year because the exercise price was greater than the average market price of Federated Class B common stock for each respective year. In the event the awards become dilutive, these shares would be included in the calculation of diluted earnings per share and would result in additional dilution.

Accumulated Other Comprehensive (Loss) Income attributable to Federated Shareholders	12 Months Ended
Dec. 31, 2010
Accumulated Other Comprehensive (Loss) Income attributable to Federated Shareholders
Accumulated Other Comprehensive (Loss) Income attributable to Federated Shareholders

(20) Accumulated Other Comprehensive (Loss) Income attributable to Federated Shareholders

The components of accumulated other comprehensive (loss) income, net of tax, attributable to Federated shareholders are as follows:

in thousands	Unrealized Loss on Interest Rate Swap	Unrealized Gain (Loss) on Securities Available for Sale	Foreign Currency Translation Gain (Loss)	Total
Balance at January 1, 2008	$0	$175	$704	$879
Change in market value[1]	0	(675)	0	(675)
Reclassification adjustment[2]	0	190	0	190
Loss on currency conversion[3]	0	0	(97)	(97)

Balance at December 31, 2008	0	(310)	607	297
Change in market value[1]	0	483	0	483
Reclassification adjustment[2]	0	251	0	251
Gain on currency conversion[3]	0	0	483	483

Balance at December 31, 2009	0	424	1,090	1,514
Change in market value[1]	(11,828)	3,642	0	(8,186)
Reclassification adjustment[2]	4,201	(802)	0	3,399
Loss on currency conversion[3]	0	0	(422)	(422)

Balance at December 31, 2010	$(7,627)	$3,264	$668	$(3,695)

1	The tax related to the change in market value of the interest rate swap was $6,369 for 2010. The tax related to the change in market value of securities available for sale was ( $2,640), ( $277) and $364 for 2010, 2009 and 2008, respectively.
2	The tax related to the reclassification adjustment for the interest rate swap was ( $2,262) for 2010. The tax related to the reclassification adjustments for securities available for sale was $431, ( $134) and ( $102) for 2010, 2009 and 2008, respectively.
3	The tax related to the foreign currency translation gain/loss was $227, ( $260) and $52 for 2010, 2009 and 2008, respectively.

Transfers of Purchased Loans	12 Months Ended
Dec. 31, 2010
Transfers of Purchased Loans
Transfers of Purchased Loans

(21) Transfers of Purchased Loans

During the second quarter 2010, Federated began investing in purchased loans, consisting primarily of syndicated, commercial, US dollar-denominated, floating-rate term loans. The purchased loans were recorded at fair value and included in Other current assets on the Consolidated Balance Sheet. During 2010, Federated transferred  $46.2 million in purchased loans and  $4.3 million in cash into a new Federated-sponsored fund in exchange for shares of the fund. This transfer of assets was recorded as a sale for accounting purposes given that the loans were legally isolated from Federated, the Federated-sponsored fund has the right to pledge or exchange the loans and Federated has not maintained effective control over the transferred loans. Federated recorded  $0.7 million in Gain (loss) on securities, net on the Consolidated Statement of Income as a result of the sale of these loans. As of December 31, 2010, there were no remaining purchased loans included in Other current assets on the Consolidated Balance Sheet.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies
Commitments and Contingencies

(22) Commitments and Contingencies

(a) Contractual

Federated is obligated to make certain future payments under various agreements to which it is a party, including operating leases (see Note (17)). The following table summarizes minimum noncancelable payments contractually due under Federated's significant service contracts and employment arrangements:

	Payments due in
in millions	2011	2012	2013	2014	2015	After 2015	Total
Purchase obligations[1]	$9.2	$3.6	$2.0	$0.8	$0.6	$0.8	$17.0
Employment-related commitments[2]	29.5	10.2	8.3	7.6	0	0	55.6

Total	$38.7	$13.8	$10.3	$8.4	$0.6	$0.8	$72.6

1	Federated is a party to various contracts pursuant to which it receives certain services including legal, access to various fund-related information systems and research databases, as well as trade order transmission and recovery services. These contracts contain certain minimum noncancelable payments, cancellation provisions and renewal terms. The contracts expire on various dates through the year 2019. Costs for such services are expensed as incurred.
2	Federated has certain domestic and international employment arrangements pursuant to which Federated is obligated to make minimum compensation payments. These contracts expire on various dates through the year 2014.

As part of the SunTrust Acquisition, Federated is required to make contingent purchase price payments over the five-year period following the acquisition date. The contingent purchase price payments will be calculated as a percentage of revenue less operating expenses directly attributed to certain eligible assets. At December 31, 2010, management estimated contingent payments could total  $27 million over five years, however, the actual amount of the contingent payments will vary based on asset levels and related net revenues and is not limited by any maximum amount. A wide range of outcomes for actual payments is possible due to the extent of reasonably possible flow-rate volatility for the assets under management. As of December 31, 2010, a liability of  $20.1 million representing the fair value of future consideration payments was recorded in Other current liabilities ( $5.3 million) and Other long-term liabilities ( $14.8 million) (see Note (7)(a) for a discussion regarding the valuation methodology). This liability is remeasured at each reporting date with changes in the fair value recognized in Intangible asset amortization and impairment in the Consolidated Statements of Income.

As part of the Prudent Bear Acquisition, Federated is required to make contingent purchase price payments based upon certain revenue growth targets over the four-year period following the acquisition date. The contingent purchase price payments will be recorded as additional goodwill at the time the contingency is resolved. The first contingent purchase price payment of  $5.1 million was paid in the first quarter 2010. As of December 31, 2010,  $44.7 million was accrued in Accounts payable and accrued expenses on the Consolidated Balance Sheets for the second anniversary year payment and was paid in January 2011. The remaining contingent purchase price payments could total as much as  $49.0 million.

As part of the Clover Capital Acquisition, Federated is required to make contingent purchase price payments based upon growth in revenues over the five-year period following the acquisition date. The contingent purchase price payments, which could total as much as  $56 million, will be recorded as additional goodwill at the time the contingency is resolved. The applicable growth targets were not met for the first two anniversary years and as such, no amounts were accrued or paid related to 2009 or 2010.

As part of the Alliance Acquisition, Federated was required to make contingent purchase price payments over a five-year period following the acquisition date. These payments were primarily calculated as a percentage of revenues less certain operating expenses directly attributed to the assets acquired. Contingent purchase price payments of  $10.7 million,  $13.3 million,  $16.2 million,  $19.8 million and  $32.4 million were paid in the second quarters of 2006, 2007, 2008, 2009, and 2010, respectively. In addition, a final contingent purchase price payment of  $3.3 million was paid in the third quarter 2010. Contingent payments were recorded as additional goodwill at the time the related contingency was resolved.

In the third quarter 2007, Federated completed a transaction with Rochdale Investment Management LLC to acquire certain assets relating to its business of providing investment advisory and investment management services to the Rochdale Atlas Portfolio (Rochdale Acquisition). The Rochdale Acquisition agreement provides for two forms of contingent purchase price payments that are dependent upon asset growth and fund performance through 2012. The first form of contingent payment is payable in 2010 and 2012 and could aggregate to as much as  $20 million. The second form of contingent payment is payable on a semi-annual basis over the five-year period following the acquisition closing date based on certain revenue earned by Federated from the Federated InterContinental Fund. As of December 31, 2010,  $3.0 million was paid in semi-annual contingent purchase price payments,  $0.3 million was accrued related to future semi-annual contingent purchase price payments and  $1.1 million was paid in the fourth quarter 2010 with regard to the first form of contingent payment. The future semi-annual contingent purchase price payment was accrued in Other current liabilities and recorded as goodwill. Contingent payments are recorded as additional goodwill at the time the related contingency is resolved.

As part of the 2006 acquisition of MDTA LLC (MDTA), Federated was required to make annual contingent purchase price payments based upon growth in MDTA net revenues over a three-year period. The first two contingent purchase price payments of  $43.3 million and  $40.9 million were paid in the third quarters of 2007 and 2008, respectively, and were recorded as goodwill. The applicable growth targets were not met for the final payment related to the anniversary year ended in July 2009. As such, no further payments are required.

In addition to the  $29.5 million of employee-related commitments to be paid in 2011, Federated may be required to make certain incentive compensation-related payments in connection with various significant employment arrangements. The employment contracts expire on various dates through the year 2014 with payments possible through 2018. As of December 31, 2010, the maximum bonus payable over the remaining terms of the contracts approximates  $73 million, of which approximately  $5 million would be payable in 2011 if the necessary performance targets are met and the employees continue to be employed as of the relevant payment dates. In addition, certain employees have incentive compensation opportunities related to the Federated Kaufmann Large Cap Fund (the Fund Bonus). Based on asset levels at December 31, 2010,  $0.2 million would be paid in 2011 as the first Fund Bonus payment. Management is unable to reasonably estimate a range of possible bonus payments for the Fund Bonus for subsequent years due to the wide range of possible growth-rate scenarios.

(b) Guarantees and Indemnifications

On an intercompany basis, various wholly owned subsidiaries of Federated guarantee certain financial obligations of Federated Investors, Inc., and Federated Investors, Inc. guarantees certain financial and performance-related obligations of various wholly owned subsidiaries. In addition, in the normal course of business, Federated has entered into contracts that provide a variety of indemnifications. Typically, obligations to indemnify third parties arise in the context of contracts entered into by Federated, under which Federated agrees to hold the other party harmless against losses arising out of the contract, provided the other party's actions are not deemed to have breached an agreed upon standard of care. In each of these circumstances, payment by Federated is contingent on the other party making a claim for indemnity, subject to Federated's right to challenge the other party's claim. Further, Federated's obligations under these agreements may be limited in terms of time and/or amount. It is not possible to predict the maximum potential amount of future payments under these or similar agreements due to the conditional nature of Federated's obligations and the unique facts and circumstances involved in each particular agreement. Management believes that if Federated were to incur a loss in any of these matters, such loss should not have a material effect on its business, financial position or results of operations.

(c) Past Mutual Fund Trading Issues and Related Legal Proceedings

During the fourth quarter 2005, Federated entered into settlement agreements with the SEC and New York State Attorney General to resolve the past mutual fund trading issues. Under the terms of the settlements, Federated paid for the benefit of fund shareholders a total of  $80.0 million. In addition, Federated agreed to reduce the investment advisory fees on certain Federated funds by  $4.0 million per year for the five-year period beginning January 1, 2006, based upon effective fee rates and assets under management as of September 30, 2005. These mandatory fee waiver reductions expired on December 31, 2010. Depending upon the level of assets under management in the funds subject to these fee waivers during the five-year period, the actual investment advisory fee reduction could have been greater or less than  $4.0 million per year. For each of the years ended December 31, 2010, 2009 and 2008, these fee reductions were approximately  $3 million.

Since October 2003, Federated has been named as a defendant in twenty-three cases filed in various federal district courts and state courts involving allegations relating to market timing, late trading and excessive fees. One market timing/late trading case was voluntarily dismissed by the plaintiff without prejudice. All of the pending cases involving allegations related to market timing and late trading have been transferred to the U.S. District Court for the District of Maryland and consolidated for pre-trial proceedings. Without admitting the validity of any claim, Federated reached a settlement with the plaintiffs in these pending cases. The settlement was accrued in a prior period and the accrual was not material to the Consolidated Financial Statements. A hearing to address final approval of the settlement was held on October 21 and October 22, 2010. The Court entered an order granting final approval of the settlement on October 25, 2010.

The seven excessive fee cases were originally filed in five different federal courts and one state court. All six of the federal cases are now consolidated and pending in the U.S. District Court for the Western District of Pennsylvania. The state court case was voluntarily dismissed by the plaintiff without prejudice.

The plaintiffs in the excessive fee cases seek compensatory damages reflecting a return of all advisory fees earned by Federated in connection with the management of the Federated Kaufmann Fund since June 28, 2003, as well as attorneys' fees and expenses. Federated is defending this litigation and a trial date has been set for April 12, 2011. The potential impact of these lawsuits and similar suits against third parties, as well as the timing of settlements, judgments or other resolution of these matters, is uncertain. An unfavorable determination could cause a material adverse impact on Federated's financial position, results of operations and/or liquidity in the period in which the effect becomes reasonably estimable.

The Consolidated Financial Statements for the years ended December 31, 2010, 2009 and 2008 reflect  $9.2 million,  $10.6 million and  $7.5 million, respectively, for costs associated with various legal, regulatory and compliance matters, including costs incurred on behalf of the funds, costs incurred and estimated to complete the distribution of Federated's regulatory settlement, costs related to certain other undertakings of these settlement agreements, and costs incurred and estimated to resolve certain of the above-mentioned ongoing legal proceedings. Accruals for these estimates represent management's best estimate of probable losses at this time. Actual losses may differ from these estimates, and such differences may have a material impact on Federated's consolidated results of operations, financial position or cash flows.

(d) Other Legal Proceedings

Federated has other claims asserted and threatened against it in the ordinary course of business. As of December 31, 2010, Federated does not believe that a material loss related to these claims is reasonably estimable. These claims are subject to inherent uncertainties. It is possible that an unfavorable determination will cause a material adverse impact on Federated's reputation, financial position, results of operations and/or liquidity in the period in which the effect becomes reasonably estimable.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events
Subsequent Events

(23) Subsequent Events

On January 27, 2011, the board of directors declared a  $0.24 per share dividend to shareholders of record as of February 8, 2011, which was paid on February 15, 2011. In addition, on January 27, 2011, the board of directors, subject to shareholder approval, authorized an additional 3.5 million shares of Class B common stock to be available for granting share-based awards under the Plan.

Supplementary Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2010
Supplementary Quarterly Financial Data (Unaudited)
Supplementary Quarterly Financial Data (Unaudited)

(24) Supplementary Quarterly Financial Data (Unaudited)

in thousands, except per share data, for the quarters ended	March 31,	June 30,	September 30,	December 31,
2010
Revenue[1,5]	$232,970	$231,484	$242,173	$245,317
Operating income[1,2]	71,810	83,861	75,088	79,032
Net income including noncontrolling interest in subsidiaries[1,2]	44,195	48,275	48,063	48,631
Amounts attributable to Federated Investors, Inc.
Net income[1,2]	42,007	47,650	43,056	46,401
Earnings per share – Basic and Diluted[1,2]	0.38	0.46	0.42	0.45
Cash dividends per share[3]	1.50	0.24	0.24	0.24
Stock price per share[4]
High	28.14	27.32	23.54	27.02
Low	23.85	20.67	20.01	22.76

2009
Revenue[1]	$310,643	$306,894	$293,603	$264,810
Operating income[1,2]	60,049	88,065	94,733	86,381
Net income including noncontrolling interest in subsidiaries[1,2]	37,469	56,083	60,287	54,700
Amounts attributable to Federated Investors, Inc.
Net income[1,2]	35,135	53,274	56,986	51,897
Earnings per share – Basic and Diluted[1,2]	0.34	0.52	0.56	0.51
Cash dividends per share	0.24	0.24	0.24	0.24
Stock price per share[4]
High	23.21	26.85	27.50	28.31
Low	16.10	21.08	22.35	24.76

1	During the first, second, third and fourth quarters of 2010, fee waivers to maintain positive or zero net yields totaled $69.5 million, $58.2 million, $53.8 million and $60.0 million, respectively. These fee waivers were partially offset by related reductions in distribution expenses of $51.2 million, $45.0 million, $42.6 million and $47.7 million such that the net impact to Federated was $18.3 million, $13.2 million, $11.2 million, and $12.3 million in reduced operating income for the first, second, third and fourth quarters of 2010, respectively. During the first, second, third and fourth quarters of 2009, fee waivers to maintain positive or zero net yields totaled $9.7 million, $17.0 million, $36.5 million and $57.5 million, respectively. These fee waivers were partially offset by related reductions in marketing and distribution expenses of $4.6 million, $11.4 million, $27.9 million and $42.6 million such that the net impact to Federated was $5.1 million, $5.6 million, $8.6 million and $14.9 million in reduced operating income for the first, second, third and fourth quarters of 2009, respectively.
2	Federated recorded impairment charges of $7.0 million and $3.2 million related to intangible and fixed assets in the second and fourth quarters of 2010, respectively. Federated recorded impairments totaling $21.7 million primarily related to intangible and fixed assets in the first quarter 2009. See Note (7) for additional information.
3	For the quarter ended March 31, 2010, Federated paid $1.26 per share for a special cash dividend. This payment was in addition to the $0.24 per share dividend paid in that quarter. All dividends are considered ordinary dividends for tax purposes.
4	Federated's common stock is traded on the New York Stock Exchange under the symbol FII.
5	As a result of the SunTrust Acquisition, revenue for the fourth quarter included $7.4 million related to the acquired assets under management. See Note (3) for additional information.

The approximate number of beneficial shareholders of Federated's Class A and Class B common stock as of February 8, 2011, was 1 and 40,727, respectively.